UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5586
                                                      --------

                      OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: JULY 31
                                                 -------

                      Date of reporting period: 07/31/2006
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.


                                  OPPENHEIMER
                                   CALIFORNIA    [GRAPHIC]
                                 MUNICIPAL FUND

JULY 31, 2006, AS RESTATED

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       Oppenheimer                                            Management
       CALIFORNIA                                            Commentaries
       MUNICIPAL FUND                                             and
                                                             Annual Report

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       MANAGEMENT COMMENTARIES

            Market Recap and Outlook

            Listing of Top Holdings

       ANNUAL REPORT                        [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

"IT'S A GREAT HONOR TO WIN INDUSTRY AWARDS--AND OUR INVESTMENT TEAM HAS WON MANY ACROSS THE YEARS--BUT THE REAL REWARD HAS COME FROM USING OUR CONTRARIAN, VALUE-BASED 'ROCHESTER STYLE' OF FUND MANAGEMENT TO CREATE TAX-ADVANTAGED INCOME FOR INVESTORS."
                  - RONALD H. FIELDING, Chief Strategist, Senior Vice President and Senior Portfolio Manager, OPPENHEIMERFUNDS/ROCHESTER

                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN INDUSTRIES 1
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Tobacco Settlement Payments                                                21.2%
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Special Tax                                                                20.6
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Special Assessment                                                         12.1
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General Obligation                                                          9.7
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Marine/Aviation Facilities                                                  7.7
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Hospital/Health Care                                                        3.9
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Multifamily Housing                                                         3.8
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Municipal Leases                                                            3.4
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Water Utilities                                                             2.6
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Single Family Housing                                                       1.9

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are based on the total market value of investments.

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CREDIT ALLOCATION 1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                               25.4%
AA                                 6.2
A                                  5.9
BBB                               44.2
BB                                 2.3
B                                  0.1
CCC                                1.7
Not Rated                         14.2

Portfolio holdings and allocations are subject to change. Restated percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CCC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

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1. Restated. For information, please refer to Note 9 to the Fund's Financial
Statements included within.


                   11 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

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FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. 1 Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. The Fund's Class A shares produced a distribution yield of 5.16% (without sales charges) as of July 31, 2006. Lipper Analytical Services, Inc., an independent mutual fund rating service, reported an average distribution yield of 3.86% among the 122 funds in its California Municipal Debt Funds category as of the same date. 2 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income generated by this diverse portfolio made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose more than 60% from a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 4.74% without sales charge (-0.24% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 3

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds, a condition known as "credit spread tightening." Concurrently, the difference between yields on shorter- and longer-term municipal securities has declined. These conditions combined to create dividend pressure midway through this report period. The monthly distribution, which had held steady at $0.052 per Class A share for the first seven months of the report period, was reduced to $0.049 per Class A share on February 22, 2006, and distributions for other share classes were adjusted accordingly. In all, distributions per Class A share totaled 60.9 cents for the fiscal year ended July 31, 2006. Investors should note that dividend reductions do not change the Fund's net asset value

1. Percentages of the Fund's portfolio referred to in this discussion have been restated for the reasons discussed in Note 9 to the Fund's Financial Statements included within.

2. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would reduce results.

3. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds. The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                   12 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND per share and that this dividend reduction was not the result of any material defaults of bonds in the Fund's portfolio.

      During this period of generally higher prices of lower-rated and non-rated municipal securities, the Fund shifted a larger portion of its assets to higher-quality bonds. For example, as of July 31, 2006, AAA- and AA-rated paper represented nearly one-third of the portfolio's market value, up sharply from the same date last year.

      The breadth of California's economic recovery during the past 12 months has continued to foster optimism at the three major credit ratings agencies, each of which raised the state's General Obligation debt rating one "notch." At the end of this report period, the credit rating for California debt was A1 according to Moody's Investors Service and A+ according to both Standard & Poor's and Fitch Ratings. Among the factors cited in these upgrades were a sharp rise in tax collections and the state's progress in reducing fiscal imbalances.

      During this period, the Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 21.2% of Fund investments as of July 31, 2006, have contributed strongly to the Fund's yield and total return performance. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      The litigation environment in the past 12 months has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      MSA bond prices rose early in the report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During this report period, several MSA-backed bonds were pre-refunded--including bonds issued by the Northern California and Southern California tobacco securitization authorities for use in the City of Sacramento and San Diego County, respectively--and their prices rose. As a result, these holdings contributed to the Fund's yield and net asset value for the period. After the pre-refunding event, the Fund sold its holdings at a gain over their


                   13 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      The airline sector continues to have a positive impact on Fund performance. Airline-backed bonds comprised 1.7% of the Fund's investments as of July 31, 2006, with the great majority of these holdings backed by payments from American Airlines. Growing passenger traffic, capacity control and increased fares have helped to stabilize the financial picture at American Airlines. Despite increased fuel prices, American posted second-quarter profits, after years of losses, and many analysts expect this carrier to return to profitability in 2006. The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period.

      New Fund holdings have included many municipal bonds issued to finance the infrastructure of new real estate development projects during this report period. These bonds, sometimes known as "Special Tax" and "Special Assessment" bonds, represented nearly one-third of the Fund's investments as of July 31, 2006. We believe that their credit structure can be particularly advantageous for municipal bond investors, as the payments that secure the bonds are on parity with real estate taxes. We use our own in-house research to identify bonds that we believe will create value for shareholders, and choose to invest in bonds for a broad mix of residential, commercial, retail, and office properties throughout California. We also diversify across time, picking projects in different stages of development, and this broad diversification serves to reduce the portfolio's exposure to risk.

      During this report period, financial difficulties in the Commonwealth of Puerto Rico led Moody's Investors Services and Standard & Poor's to issue downgrades on government-issued bonds. While bonds issued by Puerto Rico underperformed as prices were weakened by the broader market's reaction to government overspending and budget deficits, we believe that the government's more recent decisions to raise taxes and reinforce its financial structure will ultimately strengthen municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      The Fund has reduced holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities


                   14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND offered higher-than-market rates but generated less income than in previous periods. The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding the change in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions continue to develop. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer California Municipal Fund (Class A)

        Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer
                     California Municipal Fund             Lehman Brothers
   Date                     (Class A)                    Municipal Bond Index

07/31/1996                     9,525                            10,000
10/31/1996                     9,758                            10,252
01/31/1997                     9,930                            10,415
04/30/1997                     9,966                            10,458
07/31/1997                    10,583                            11,025
10/31/1997                    10,667                            11,123
01/31/1998                    11,023                            11,468
04/30/1998                    10,913                            11,430
07/31/1998                    11,183                            11,686
10/31/1998                    11,472                            12,014
01/31/1999                    11,682                            12,231
04/30/1999                    11,667                            12,224
07/31/1999                    11,360                            12,022
10/31/1999                    10,855                            11,802
01/31/2000                    10,671                            11,787
04/30/2000                    11,038                            12,112
07/31/2000                    11,459                            12,541
10/31/2000                    11,758                            12,806
01/31/2001                    12,197                            13,353
04/30/2001                    12,106                            13,369
07/31/2001                    12,510                            13,804
10/31/2001                    12,906                            14,151
01/31/2002                    12,775                            14,140
04/30/2002                    12,871                            14,305
07/31/2002                    13,284                            14,731
10/31/2002                    13,363                            14,982
01/31/2003                    13,251                            15,196
04/30/2003                    13,212                            15,519
07/31/2003                    13,208                            15,262
10/31/2003                    13,831                            15,748
01/31/2004                    14,707                            16,136
04/30/2004                    14,418                            15,935
07/31/2004                    14,468                            16,145
10/31/2004                    15,349                            16,698
01/31/2005                    16,033                            16,919
04/30/2005                    16,519                            17,021
07/31/2005                    17,100                            17,169
10/31/2005                    17,111                            17,121
01/31/2006                    17,425                            17,398
04/30/2006                    17,539                            17,388
07/31/2006                    17,911                            17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year   -0.24%   5-Year   6.40%   10-Year   6.00%


                   16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer California Municipal Fund (Class B)

        Lehman Brothers Municipal Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer
                     California Municipal Fund             Lehman Brothers
   Date                     (Class B)                    Municipal Bond Index

07/31/1996                   10,000                             10,000
10/31/1996                   10,225                             10,252
01/31/1997                   10,384                             10,415
04/30/1997                   10,403                             10,458
07/31/1997                   11,027                             11,025
10/31/1997                   11,102                             11,123
01/31/1998                   11,451                             11,468
04/30/1998                   11,306                             11,430
07/31/1998                   11,563                             11,686
10/31/1998                   11,850                             12,014
01/31/1999                   12,034                             12,231
04/30/1999                   12,006                             12,224
07/31/1999                   11,658                             12,022
10/31/1999                   11,118                             11,802
01/31/2000                   10,920                             11,787
04/30/2000                   11,263                             12,112
07/31/2000                   11,670                             12,541
10/31/2000                   11,953                             12,806
01/31/2001                   12,387                             13,353
04/30/2001                   12,260                             13,369
07/31/2001                   12,657                             13,804
10/31/2001                   13,034                             14,151
01/31/2002                   12,876                             14,140
04/30/2002                   12,937                             14,305
07/31/2002                   13,348                             14,731
10/31/2002                   13,427                             14,982
01/31/2003                   13,315                             15,196
04/30/2003                   13,275                             15,519
07/31/2003                   13,272                             15,262
10/31/2003                   13,897                             15,748
01/31/2004                   14,777                             16,136
04/30/2004                   14,488                             15,935
07/31/2004                   14,538                             16,145
10/31/2004                   15,422                             16,698
01/31/2005                   16,110                             16,919
04/30/2005                   16,598                             17,021
07/31/2005                   17,183                             17,169
10/31/2005                   17,193                             17,121
01/31/2006                   17,509                             17,398
04/30/2006                   17,624                             17,388
07/31/2006                   17,997                             17,607


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year   -1.13%   5-Year   6.29%   10-Year   6.05%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                   17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer California Municipal Fund (Class C)

        Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Oppenheimer
                     California Municipal Fund             Lehman Brothers
   Date                     (Class C)                    Municipal Bond Index

07/31/1996                   10,000                             10,000
10/31/1996                   10,224                             10,252
01/31/1997                   10,383                             10,415
04/30/1997                   10,392                             10,458
07/31/1997                   11,026                             11,025
10/31/1997                   11,092                             11,123
01/31/1998                   11,441                             11,468
04/30/1998                   11,296                             11,430
07/31/1998                   11,564                             11,686
10/31/1998                   11,841                             12,014
01/31/1999                   12,025                             12,231
04/30/1999                   11,997                             12,224
07/31/1999                   11,648                             12,022
10/31/1999                   11,108                             11,802
01/31/2000                   10,910                             11,787
04/30/2000                   11,265                             12,112
07/31/2000                   11,661                             12,541
10/31/2000                   11,944                             12,806
01/31/2001                   12,378                             13,353
04/30/2001                   12,252                             13,369
07/31/2001                   12,649                             13,804
10/31/2001                   13,026                             14,151
01/31/2002                   12,869                             14,140
04/30/2002                   12,930                             14,305
07/31/2002                   13,320                             14,731
10/31/2002                   13,374                             14,982
01/31/2003                   13,236                             15,196
04/30/2003                   13,184                             15,519
07/31/2003                   13,142                             15,262
10/31/2003                   13,736                             15,748
01/31/2004                   14,579                             16,136
04/30/2004                   14,266                             15,935
07/31/2004                   14,287                             16,145
10/31/2004                   15,129                             16,698
01/31/2005                   15,775                             16,919
04/30/2005                   16,222                             17,021
07/31/2005                   16,762                             17,169
10/31/2005                   16,739                             17,121
01/31/2006                   17,014                             17,398
04/30/2006                   17,094                             17,388
07/31/2006                   17,407                             17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year   2.86%   5-Year   6.59%   10-Year   5.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                   18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER CALIFORNIA MUNICIPAL FUND. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.8000.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 11/3/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. 1 You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio 1 for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1. Restated to include certain financing expenses related to the Fund's investments in certain inverse floaters. Please refer to Note 9 to the Fund's Financial Statements included within.


                   20 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------

                                              RESTATED

                          BEGINNING           ENDING           EXPENSES
                          ACCOUNT             ACCOUNT          PAID DURING
                          VALUE               VALUE            6 MONTHS ENDED
                          (2/1/06)            (7/31/06) 1      JULY 31, 2006 1
--------------------------------------------------------------------------------
Class A Actual            $1,000.00           $1,027.90        $ 7.06
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00            1,017.85          7.03
--------------------------------------------------------------------------------
Class B Actual             1,000.00            1,023.10         10.99
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00            1,013.98         10.94
--------------------------------------------------------------------------------
Class C Actual             1,000.00            1,023.10         10.89
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00            1,014.08         10.84

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

                RESTATED
CLASS       EXPENSE RATIOS 1
----------------------------
Class A          1.40%
----------------------------
Class B          2.18
----------------------------
Class C          2.16

1. Expense Ratios and Expenses Paid have been restated to reflect the additional expenses described in Note 9 to the Fund's Financial Statements included within. The Hypothetical Ending Account Values have likewise been restated to reflect the restated expense ratios because their calculation assumes a 5% return before expenses and does not include the additional income attributable to the inverse floater structures in which the Fund invests. The Actual Ending Account Values have not changed because their calculation includes both the additional expenses and additional income attributable to these inverse floater structures. Those two amounts offset each other. The previously reported Fund Expense information is as follows:

                                        PREVIOUSLY REPORTED

                          BEGINNING           ENDING           EXPENSES
                          ACCOUNT             ACCOUNT          PAID DURING
                          VALUE               VALUE            6 MONTHS ENDED
                          (2/1/06)            (7/31/06)        JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual            $1,000.00           $1,027.90        $4.43
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00            1,020.43         4.42
--------------------------------------------------------------------------------
Class B Actual             1,000.00            1,023.10         8.36
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00            1,016.56         8.33
--------------------------------------------------------------------------------
Class C Actual             1,000.00            1,023.10         8.26
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00            1,016.66         8.23

            PREVIOUSLY REPORTED
CLASS       EXPENSE RATIOS
-------------------------------
Class A        0.88%
-------------------------------
Class B        1.66
-------------------------------
Class C        1.64

--------------------------------------------------------------------------------


                   21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                           VALUE
         AMOUNT                                                             COUPON        MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--113.8%
----------------------------------------------------------------------------------------------------------------
CALIFORNIA--104.7%
$     3,025,000   ABAG Finance Authority for NonProfit Corporations
                  (Channing House)                                           5.500%     02/15/2029   $ 3,122,193
----------------------------------------------------------------------------------------------------------------
      1,660,000   ABAG Finance Authority for NonProfit Corporations
                  (S.F. Rincon Hill)                                         5.250      09/01/2036     1,665,727
----------------------------------------------------------------------------------------------------------------
      1,000,000   ABAG Finance Authority for NonProfit Corporations
                  (Schools of Sacred Heart)                                  6.450      06/01/2030     1,058,380
----------------------------------------------------------------------------------------------------------------
         90,000   ABAG Finance Authority for NonProfit
                  Corporations COP                                           6.000      08/15/2020        91,018
----------------------------------------------------------------------------------------------------------------
        450,000   ABAG Finance Authority for NonProfit Corporations
                  COP (American Baptist Homes of the West)                   5.750      10/01/2017       452,502
----------------------------------------------------------------------------------------------------------------
        450,000   ABAG Finance Authority for NonProfit Corporations
                  COP (Lytton Gardens)                                       6.000      02/15/2019       465,242
----------------------------------------------------------------------------------------------------------------
        440,000   ABAG Finance Authority for NonProfit  Corporations
                  COP (O'Connor Woods)                                       6.200      11/01/2029       470,906
----------------------------------------------------------------------------------------------------------------
      4,300,000   ABAG Finance Authority for NonProfit Corporations
                  COP (Redwood Senior Homes & Services)                      6.125      11/15/2032     4,609,858
----------------------------------------------------------------------------------------------------------------
        180,000   ABAG Improvement Bond Act 1915 (Windmere Ranch)            6.150      09/02/2029       188,255
----------------------------------------------------------------------------------------------------------------
      2,675,000   Adelanto Elementary School District Community
                  Facilities District No. 1                                  5.250      09/01/2026     2,669,944
----------------------------------------------------------------------------------------------------------------
      7,310,000   Adelanto Elementary School District Community
                  Facilities District No. 1                                  5.350      09/01/2036     7,321,550
----------------------------------------------------------------------------------------------------------------
      1,145,000   Adelanto Elementary School District Community
                  Facilities District No. 1                                  5.400      09/01/2036     1,150,977
----------------------------------------------------------------------------------------------------------------
         55,000   Adelanto Improvement Agency, Series B                      5.500      12/01/2023        55,309
----------------------------------------------------------------------------------------------------------------
         50,000   Adelanto Public Financing Authority                        6.300      09/01/2028        50,595
----------------------------------------------------------------------------------------------------------------
         50,000   Affordable Hsg. Agency (Merced County Hsg.Authority)       6.000      01/01/2023        52,672
----------------------------------------------------------------------------------------------------------------
      5,295,000   Agua Mansa Industrial Growth Assoc. Special Tax            6.500      09/01/2033     5,578,283
----------------------------------------------------------------------------------------------------------------
      1,500,000   Alameda COP 1                                              5.750      12/01/2021     1,539,480
----------------------------------------------------------------------------------------------------------------
        200,000   Alameda Public Financing Authority                         5.450      09/02/2014       204,148
----------------------------------------------------------------------------------------------------------------
      4,000,000   Anaheim Public Financing Authority RITES 2                 9.120 3    12/28/2018     4,438,200
----------------------------------------------------------------------------------------------------------------
         25,000   Arcadia Hospital (Methodist Hospital of Southern CA)       6.625      11/15/2022        25,039
----------------------------------------------------------------------------------------------------------------
        500,000   Arvin Community Redevel. Agency                            5.000      09/01/2025       497,240
----------------------------------------------------------------------------------------------------------------
      2,435,000   Arvin Community Redevel. Agency                            5.125      09/01/2035     2,387,980
----------------------------------------------------------------------------------------------------------------
      2,025,000   Aztec Shops Auxiliary Organization
                  (San Diego State University)                               6.000      09/01/2031     2,125,744
----------------------------------------------------------------------------------------------------------------
      2,500,000   Azusa Special Tax Community Facilities District
                  (Mountain Cove)                                            6.000      09/01/2032     2,602,375
----------------------------------------------------------------------------------------------------------------
        615,000   Bakersfield Improvement Bond Act 1915                      5.350      09/02/2022       623,026
----------------------------------------------------------------------------------------------------------------
      2,310,000   Bakersfield Improvement Bond Act 1915                      5.400      09/02/2025     2,319,309
----------------------------------------------------------------------------------------------------------------
      3,700,000   Beaumont Financing Authority, Series A                     5.350      09/01/2036     3,710,656
----------------------------------------------------------------------------------------------------------------
      1,500,000   Beaumont Financing Authority, Series A                     5.750      09/01/2034     1,561,050


                   22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                           VALUE
         AMOUNT                                                             COUPON        MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,000,000   Beaumont Financing Authority, Series B                     5.350%     09/01/2028   $ 1,030,240
----------------------------------------------------------------------------------------------------------------
      1,490,000   Beaumont Financing Authority, Series B                     5.400      09/01/2035     1,521,946
----------------------------------------------------------------------------------------------------------------
      5,000,000   Beaumont Financing Authority, Series B                     6.000      09/01/2034     5,295,700
----------------------------------------------------------------------------------------------------------------
      1,500,000   Beaumont Financing Authority, Series B                     6.000      09/01/2034     1,596,195
----------------------------------------------------------------------------------------------------------------
      2,340,000   Beaumont Financing Authority, Series C                     5.500      09/01/2035     2,377,253
----------------------------------------------------------------------------------------------------------------
      2,875,000   Beaumont Financing Authority, Series D                     5.800      09/01/2035     3,000,868
----------------------------------------------------------------------------------------------------------------
        490,000   Berkeley GO                                                5.625      09/01/2027       498,497
----------------------------------------------------------------------------------------------------------------
        500,000   Blythe Community Facilities District Special Tax
                  (Hidden Beaches)                                           5.300      09/01/2035       503,940
----------------------------------------------------------------------------------------------------------------
         30,000   Blythe Redevel. Agency
                  (Redevel. Project No. 1 Tax Allocation)                    5.650      05/01/2029        31,123
----------------------------------------------------------------------------------------------------------------
      1,500,000   Brentwood Infrastructure Financing Authority 4             5.200      09/02/2036     1,505,580
----------------------------------------------------------------------------------------------------------------
     20,000,000   CA County Tobacco Securitization Agency                    6.300 5    06/01/2055       794,800
----------------------------------------------------------------------------------------------------------------
     82,110,000   CA County Tobacco Securitization Agency                    6.420 5    06/01/2046     6,638,594
----------------------------------------------------------------------------------------------------------------
     71,700,000   CA County Tobacco Securitization Agency                    7.000 5    06/01/2055     2,546,784
----------------------------------------------------------------------------------------------------------------
    123,750,000   CA County Tobacco Securitization Agency                    7.250 5    06/01/2055     3,888,225
----------------------------------------------------------------------------------------------------------------
    347,900,000   CA County Tobacco Securitization Agency                    7.550 5    06/01/2055     9,765,553
----------------------------------------------------------------------------------------------------------------
    409,500,000   CA County Tobacco Securitization Agency                    8.250 5    06/01/2055    10,266,165
----------------------------------------------------------------------------------------------------------------
      5,000,000   CA County Tobacco Securitization Agency (TASC)             0.000 6    06/01/2036     4,041,500
----------------------------------------------------------------------------------------------------------------
     25,725,000   CA County Tobacco Securitization Agency (TASC)             0.000 6    06/01/2041    20,793,260
----------------------------------------------------------------------------------------------------------------
     18,000,000   CA County Tobacco Securitization Agency (TASC)             0.000 6    06/01/2046    14,579,820
----------------------------------------------------------------------------------------------------------------
     12,030,000   CA County Tobacco Securitization Agency (TASC)             5.125      06/01/2038    11,991,624
----------------------------------------------------------------------------------------------------------------
      3,725,000   CA County Tobacco Securitization Agency (TASC)             5.125      06/01/2038     3,713,117
----------------------------------------------------------------------------------------------------------------
     11,435,000   CA County Tobacco Securitization Agency (TASC)             5.250      06/01/2045    11,438,087
----------------------------------------------------------------------------------------------------------------
      5,815,000   CA County Tobacco Securitization Agency (TASC)             5.250      06/01/2045     5,816,570
----------------------------------------------------------------------------------------------------------------
      4,375,000   CA County Tobacco Securitization Agency (TASC) 1           5.750      06/01/2029     4,522,175
----------------------------------------------------------------------------------------------------------------
      6,230,000   CA County Tobacco Securitization Agency (TASC)             5.875      06/01/2027     6,478,452
----------------------------------------------------------------------------------------------------------------
      9,125,000   CA County Tobacco Securitization Agency (TASC)             5.875      06/01/2035     9,479,598
----------------------------------------------------------------------------------------------------------------
      1,250,000   CA County Tobacco Securitization Agency (TASC) 1           5.875      06/01/2043     1,298,575
----------------------------------------------------------------------------------------------------------------
     10,500,000   CA County Tobacco Securitization Agency (TASC)             6.000      06/01/2035    10,985,310
----------------------------------------------------------------------------------------------------------------
     21,960,000   CA County Tobacco Securitization Agency (TASC)             6.000      06/01/2042    22,978,505
----------------------------------------------------------------------------------------------------------------
     10,025,000   CA County Tobacco Securitization Agency (TASC)             6.125      06/01/2038    10,552,516
----------------------------------------------------------------------------------------------------------------
         50,000   CA County Tobacco Securitization Agency (TASC)             6.125      06/01/2043        52,631
----------------------------------------------------------------------------------------------------------------
     86,970,000   CA County Tobacco Securitization Agency (TASC)             6.370 5    06/01/2046     7,168,067
----------------------------------------------------------------------------------------------------------------
     65,800,000   CA County Tobacco Securitization Agency (TASC)             6.600 5    06/01/2046     4,738,258
----------------------------------------------------------------------------------------------------------------
        100,000   CA Dept. of Veterans Affairs Home Purchase                 5.100      12/01/2019       100,049
----------------------------------------------------------------------------------------------------------------
         75,000   CA Dept. of Veterans Affairs Home Purchase                 5.200      12/01/2027        75,032
----------------------------------------------------------------------------------------------------------------
      1,000,000   CA Dept. of Veterans Affairs Home Purchase 1               5.350      12/01/2027     1,055,540
----------------------------------------------------------------------------------------------------------------
         55,000   CA Dept. of Veterans Affairs Home Purchase                 5.500      12/01/2019        57,343
----------------------------------------------------------------------------------------------------------------
         20,000   CA Dept. of Water Resources (Center Valley)                5.000      12/01/2029        20,194


                   23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                             COUPON        MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$        25,000   CA Educational Facilities Authority
                  (Golden Gate University)                                   5.500%     10/01/2031   $    25,515
----------------------------------------------------------------------------------------------------------------
      1,000,000   CA Educational Facilities Authority
                  (Western University Health Sciences)                       6.000      10/01/2032     1,053,780
----------------------------------------------------------------------------------------------------------------
         45,000   CA GO                                                      5.000      04/01/2022        46,214
----------------------------------------------------------------------------------------------------------------
        500,000   CA GO                                                      5.000      02/01/2023       510,470
----------------------------------------------------------------------------------------------------------------
        130,000   CA GO                                                      5.000      10/01/2023       131,949
----------------------------------------------------------------------------------------------------------------
        100,000   CA GO                                                      5.000      02/01/2024       102,339
----------------------------------------------------------------------------------------------------------------
        155,000   CA GO                                                      5.000      08/01/2024       159,580
----------------------------------------------------------------------------------------------------------------
        310,000   CA GO                                                      5.000      03/01/2028       316,665
----------------------------------------------------------------------------------------------------------------
         10,000   CA GO                                                      5.000      02/01/2029        10,175
----------------------------------------------------------------------------------------------------------------
     24,980,000   CA GO 9,10                                                 5.000      06/01/2031    25,524,064
----------------------------------------------------------------------------------------------------------------
     21,705,000   CA GO 9,10                                                 5.000      06/01/2031    22,367,067
----------------------------------------------------------------------------------------------------------------
        200,000   CA GO                                                      5.000      02/01/2032       202,908
----------------------------------------------------------------------------------------------------------------
         30,000   CA GO                                                      5.000      02/01/2032        30,569
----------------------------------------------------------------------------------------------------------------
         15,000   CA GO                                                      5.000      02/01/2033        15,387
----------------------------------------------------------------------------------------------------------------
      9,120,000   CA GO 9,10                                                 5.000      02/01/2033     9,273,444
----------------------------------------------------------------------------------------------------------------
     21,700,000   CA GO 9,10                                                 5.000      08/01/2035    22,117,508
----------------------------------------------------------------------------------------------------------------
          5,000   CA GO                                                      5.125      02/01/2027         5,140
----------------------------------------------------------------------------------------------------------------
         20,000   CA GO                                                      5.125      03/01/2031        20,491
----------------------------------------------------------------------------------------------------------------
        250,000   CA GO                                                      5.125      06/01/2031       255,125
----------------------------------------------------------------------------------------------------------------
        100,000   CA GO                                                      5.150      10/01/2019       100,200
----------------------------------------------------------------------------------------------------------------
         40,000   CA GO                                                      5.250      04/01/2034        41,669
----------------------------------------------------------------------------------------------------------------
         25,000   CA GO                                                      5.500      04/01/2019        25,068
----------------------------------------------------------------------------------------------------------------
        255,000   CA GO                                                      5.500      03/01/2020       255,347
----------------------------------------------------------------------------------------------------------------
          5,000   CA GO                                                      5.500      10/01/2022         5,010
----------------------------------------------------------------------------------------------------------------
        200,000   CA GO                                                      6.250      10/01/2019       200,698
----------------------------------------------------------------------------------------------------------------
     16,070,000   CA Golden State Tobacco Securitization Corp.               6.250      06/01/2033    17,573,991
----------------------------------------------------------------------------------------------------------------
     38,485,000   CA Golden State Tobacco Securitization Corp.               6.625      06/01/2040    42,947,721
----------------------------------------------------------------------------------------------------------------
      1,555,000   CA Golden State Tobacco Securitization Corp.               6.750      06/01/2039     1,750,464
----------------------------------------------------------------------------------------------------------------
      1,350,000   CA Golden State Tobacco Securitization Corp. 1             7.800      06/01/2042     1,615,154
----------------------------------------------------------------------------------------------------------------
      2,000,000   CA Golden State Tobacco Securitization Corp. 1             7.900      06/01/2042     2,404,500
----------------------------------------------------------------------------------------------------------------
     37,000,000   CA Golden State Tobacco Securitization Corp.(TASC) 9,10    5.000      06/01/2035    38,102,785
----------------------------------------------------------------------------------------------------------------
      2,805,000   CA Golden State Tobacco Securitization Corp.(TASC)         5.000      06/01/2045     2,819,726
----------------------------------------------------------------------------------------------------------------
      2,810,000   CA Golden State Tobacco Securitization Corp. (TASC)        7.875      06/01/2042     3,374,220
----------------------------------------------------------------------------------------------------------------
        150,000   CA Golden State Tobacco Securitization Corp. (TASC)        7.875      06/01/2042       180,119
----------------------------------------------------------------------------------------------------------------
     10,500,000   CA Health Facilities Financing Authority
                  (Cedars-Sinai Medical Center)                              5.000      11/15/2034    10,616,655
----------------------------------------------------------------------------------------------------------------
         30,000   CA Health Facilities Financing Authority
                  (Pomona Valley Hosptial Medical Center)                    5.625      07/01/2019        31,044


                   24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                               VALUE
         AMOUNT                                                                COUPON       MATURITY     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       140,000   CA Health Facilities Financing Authority
                  (Small Facilities Loan), Series B                             7.400%    04/01/2014   $    141,721
-------------------------------------------------------------------------------------------------------------------
         25,000   CA Health Facilities Financing Authority
                  (Stanford Health Care)                                        5.000     11/15/2028         25,531
-------------------------------------------------------------------------------------------------------------------
         25,000   CA HFA (Multifamily Hsg.), Series A                           5.900     02/01/2028         25,501
-------------------------------------------------------------------------------------------------------------------
         35,000   CA HFA (Multifamily Hsg.), Series B                           5.500     08/01/2039         35,668
-------------------------------------------------------------------------------------------------------------------
        205,000   CA HFA (Single Family Mtg.), Series A-2                       6.450     08/01/2025        207,280
-------------------------------------------------------------------------------------------------------------------
         15,000   CA HFA, Series A                                              5.600     08/01/2011         15,245
-------------------------------------------------------------------------------------------------------------------
         70,000   CA HFA, Series B                                              5.650     08/01/2014         70,072
-------------------------------------------------------------------------------------------------------------------
        300,000   CA HFA, Series B                                              7.125     08/01/2024        302,781
-------------------------------------------------------------------------------------------------------------------
        300,000   CA HFA, Series B-1                                            5.600     08/01/2017        306,777
-------------------------------------------------------------------------------------------------------------------
     10,000,000   CA HFA, Series E                                              5.000     02/01/2024     10,131,300
-------------------------------------------------------------------------------------------------------------------
      9,350,000   CA HFA, Series E                                              5.050     02/01/2026      9,483,144
-------------------------------------------------------------------------------------------------------------------
      3,000,000   CA Municipal Finance Authority
                  (Cancer Center of Santa Barbara)                              5.000     06/01/2036      3,054,630
-------------------------------------------------------------------------------------------------------------------
     11,500,000   CA Pollution Control Financing Authority
                  (Browning-Ferris Industries)                                  6.875     11/01/2027     11,574,290
-------------------------------------------------------------------------------------------------------------------
         30,000   CA Pollution Control Financing Authority
                  (General Motors Corp.)                                        5.500     04/01/2008         29,790
-------------------------------------------------------------------------------------------------------------------
        420,000   CA Pollution Control Financing Authority
                  (Mobil Oil Corp.)                                             5.500     12/01/2029        430,492
-------------------------------------------------------------------------------------------------------------------
        145,000   CA Pollution Control Financing Authority
                  (San Diego Gas & Electric Company)                            5.850     06/01/2021        145,233
-------------------------------------------------------------------------------------------------------------------
        975,000   CA Pollution Control Financing Authority
                  (San Diego Gas & Electric Company)                            5.850     06/01/2021        976,307
-------------------------------------------------------------------------------------------------------------------
      3,000,000   CA Pollution Control Financing Authority
                  (Waste Management)                                            5.400     04/01/2025      3,114,180
-------------------------------------------------------------------------------------------------------------------
         25,000   CA Public Works (Dept. of Corrections)                        5.250     06/01/2028         25,977
-------------------------------------------------------------------------------------------------------------------
        200,000   CA Public Works (Dept. of General Services)                   5.000     12/01/2027        205,390
-------------------------------------------------------------------------------------------------------------------
        425,000   CA Public Works (State Universities)                          5.500     12/01/2018        425,315
-------------------------------------------------------------------------------------------------------------------
         50,000   CA Public Works (State Universities)                          5.500     06/01/2019         50,070
-------------------------------------------------------------------------------------------------------------------
         50,000   CA Public Works (State Universities)                          5.500     06/01/2021         50,069
-------------------------------------------------------------------------------------------------------------------
        615,000   CA Public Works (State Universities)                          5.500     06/01/2021        615,843
-------------------------------------------------------------------------------------------------------------------
        870,000   CA Public Works (State Universities)                          5.500     06/01/2021        870,600
-------------------------------------------------------------------------------------------------------------------
        535,000   CA Public Works
                  (Various California Universities)                             5.500     06/01/2019        537,274
-------------------------------------------------------------------------------------------------------------------
      4,000,000   CA Rural Home Mtg. Finance Authority
                  (Single Family Mtg.) 1                                        5.500     08/01/2047      4,242,840
-------------------------------------------------------------------------------------------------------------------
        500,000   CA Rural Home Mtg. Finance Authority
                  (Single Family Mtg.)                                          5.500     08/01/2047        506,055
-------------------------------------------------------------------------------------------------------------------
         30,000   CA Rural Home Mtg. Finance Authority
                  (Single Family Mtg.), Series D                                6.700     05/01/2029         30,566


                   25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                               VALUE
         AMOUNT                                                                COUPON       MATURITY     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       100,000   CA Statewide CDA                                              6.530% 5  09/01/2028   $     24,115
-------------------------------------------------------------------------------------------------------------------
         25,000   CA Statewide CDA                                              6.625     09/01/2027         25,420
-------------------------------------------------------------------------------------------------------------------
         50,000   CA Statewide CDA                                              6.750     09/01/2037         53,857
-------------------------------------------------------------------------------------------------------------------
        100,000   CA Statewide CDA                                              6.770 5   09/01/2034         15,192
-------------------------------------------------------------------------------------------------------------------
      5,400,000   CA Statewide CDA (Berkeley Montessori School)                 7.250     10/01/2033      5,901,822
-------------------------------------------------------------------------------------------------------------------
        265,000   CA Statewide CDA (CA Odd Fellow Hsg.)                         5.500     10/01/2023        265,193
-------------------------------------------------------------------------------------------------------------------
        840,000   CA Statewide CDA (Citrus Gardens Apartments)                  6.500     07/01/2032        871,189
-------------------------------------------------------------------------------------------------------------------
      1,415,000   CA Statewide CDA (Citrus Gardens Apartments)                  9.000     07/01/2032      1,415,085
-------------------------------------------------------------------------------------------------------------------
      2,290,000   CA Statewide CDA (Clara)                                      5.050     01/20/2041      2,304,633
-------------------------------------------------------------------------------------------------------------------
      1,250,000   CA Statewide CDA (East Tabor Apartments)                      6.850     08/20/2036      1,373,650
-------------------------------------------------------------------------------------------------------------------
      9,800,000   CA Statewide CDA (East Valley Tourist)                        9.250     10/01/2020     10,698,856
-------------------------------------------------------------------------------------------------------------------
      5,000,000   CA Statewide CDA (Fairfield Apartments)                       7.250     01/01/2035      4,451,900
-------------------------------------------------------------------------------------------------------------------
      4,200,000   CA Statewide CDA
                  (Family House & Housing Foundation-Torrence I) 1              7.000     04/20/2036      4,783,548
-------------------------------------------------------------------------------------------------------------------
      5,000,000   CA Statewide CDA (John F. Kennedy University)                 6.750     10/01/2033      5,140,650
-------------------------------------------------------------------------------------------------------------------
      2,050,000   CA Statewide CDA (Kaiser Permanente) 1                        5.300     12/01/2015      2,119,803
-------------------------------------------------------------------------------------------------------------------
      2,750,000   CA Statewide CDA (Live Oak School)                            6.750     10/01/2030      2,926,935
-------------------------------------------------------------------------------------------------------------------
      6,000,000   CA Statewide CDA (Marin Montessori School)                    7.000     10/01/2033      6,519,180
-------------------------------------------------------------------------------------------------------------------
      6,590,000   CA Statewide CDA (Mountain Shadows Community) 1               5.000     07/01/2031      6,643,577
-------------------------------------------------------------------------------------------------------------------
      1,400,000   CA Statewide CDA (Napa Valley Hospice)                        7.000     01/01/2034      1,454,992
-------------------------------------------------------------------------------------------------------------------
      1,650,000   CA Statewide CDA (Notre Dame de Namur University)             6.500     10/01/2023      1,754,016
-------------------------------------------------------------------------------------------------------------------
      1,635,000   CA Statewide CDA (Notre Dame de Namur University)             6.625     10/01/2033      1,737,106
-------------------------------------------------------------------------------------------------------------------
      1,445,000   CA Statewide CDA (Quail Ridge Apartments)                     6.500     07/01/2032      1,484,882
-------------------------------------------------------------------------------------------------------------------
      2,080,000   CA Statewide CDA (Quail Ridge Apartments)                     9.000     07/01/2032      2,052,003
-------------------------------------------------------------------------------------------------------------------
        475,000   CA Statewide CDA (Rio Bravo)                                  6.300     12/01/2018        482,348
-------------------------------------------------------------------------------------------------------------------
      1,935,000   CA Statewide CDA (Sonoma Country Day School)                  6.000     01/01/2029      1,831,303
-------------------------------------------------------------------------------------------------------------------
        160,000   CA Statewide CDA (Stonehaven Student Hsg.)                    5.875     07/01/2032        170,182
-------------------------------------------------------------------------------------------------------------------
         15,000   CA Statewide CDA (Sutter Health Obligated Group)              5.500     08/15/2034         15,874
-------------------------------------------------------------------------------------------------------------------
     13,000,000   CA Statewide CDA (Sutter Health)                              5.000     11/15/2043     13,084,500
-------------------------------------------------------------------------------------------------------------------
        400,000   CA Statewide CDA (Sycamore)                                   6.000     03/20/2038        430,652
-------------------------------------------------------------------------------------------------------------------
      4,000,000   CA Statewide CDA (Turning Point)                              6.500     11/01/2031      4,213,360
-------------------------------------------------------------------------------------------------------------------
         25,000   CA Statewide CDA COP (Internext Group)                        5.375     04/01/2030         25,106
-------------------------------------------------------------------------------------------------------------------
      1,940,000   CA Statewide CDA COP (Windward School)                        6.900     09/01/2023      1,981,535
-------------------------------------------------------------------------------------------------------------------
      9,000,000   CA Statewide CDA Linked PARS & INFLOS 1                       5.600 3   10/01/2011      9,540,630
-------------------------------------------------------------------------------------------------------------------
        500,000   CA Statewide CDA, Series A                                    5.200     09/02/2025        509,405
-------------------------------------------------------------------------------------------------------------------
      1,900,000   CA Statewide CDA, Series A                                    5.350     09/02/2035      1,940,964
-------------------------------------------------------------------------------------------------------------------
    141,950,000   CA Statewide Financing Authority Tobacco Settlement           6.250 5   06/01/2046     12,342,553
-------------------------------------------------------------------------------------------------------------------
     45,175,000   CA Statewide Financing Authority Tobacco Settlement           6.380 5   06/01/2046      3,719,710
-------------------------------------------------------------------------------------------------------------------
    220,000,000   CA Statewide Financing Authority Tobacco Settlement           7.880 5   06/01/2055      5,363,600


                   26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                               VALUE
         AMOUNT                                                                COUPON       MATURITY     SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     5,000,000   CA Statewide Financing Authority Tobacco Settlement
                  (TASC)                                                        6.000%    05/01/2037   $  5,228,950
-------------------------------------------------------------------------------------------------------------------
     11,745,000   CA Statewide Financing Authority Tobacco Settlement
                  (TASC)                                                        6.000     05/01/2043     12,282,804
-------------------------------------------------------------------------------------------------------------------
     30,000,000   CA Statewide Financing Authority Tobacco Settlement
                  (TASC)                                                        6.000     05/01/2043     31,373,700
-------------------------------------------------------------------------------------------------------------------
      3,720,000   CA Valley Health System COP                                   6.875     05/15/2023      3,724,910
-------------------------------------------------------------------------------------------------------------------
         75,000   CA Valley Health System, Series A                             6.500     05/15/2025         76,655
-------------------------------------------------------------------------------------------------------------------
        120,000   CA Veterans GO                                                4.700     12/01/2012        120,025
-------------------------------------------------------------------------------------------------------------------
      5,000,000   CA Veterans GO 1                                              4.700     12/01/2017      5,015,850
-------------------------------------------------------------------------------------------------------------------
      2,500,000   CA Veterans GO                                                5.600     12/01/2032      2,528,125
-------------------------------------------------------------------------------------------------------------------
      1,500,000   CA Veterans GO, Series B                                      5.450     12/01/2017      1,503,420
-------------------------------------------------------------------------------------------------------------------
      6,845,000   CA Veterans GO, Series BH 1                                   5.600     12/01/2032      6,933,848
-------------------------------------------------------------------------------------------------------------------
         55,000   CA Veterans GO, Series BP                                     5.500     12/01/2026         55,033
-------------------------------------------------------------------------------------------------------------------
        150,000   CA Veterans GO, Series BR                                     5.250     12/01/2026        150,054
-------------------------------------------------------------------------------------------------------------------
        565,000   CA Veterans GO, Series BT                                     5.000     12/01/2012        567,079
-------------------------------------------------------------------------------------------------------------------
      6,250,000    CA Veterans GO, Series BT                                    5.375     12/01/2016      6,281,500
-------------------------------------------------------------------------------------------------------------------
     12,000,000   CA Veterans GO, Series BZ                                     5.350     12/01/2021     12,228,480
-------------------------------------------------------------------------------------------------------------------
         25,000   CA Water Resource Devel. GO, Series S                         5.500     04/01/2009         25,033
-------------------------------------------------------------------------------------------------------------------
      2,870,000   Calaveras County Special Tax Community Facilities
                  District No. 2                                                7.000     09/01/2026      3,146,955
-------------------------------------------------------------------------------------------------------------------
      2,500,000   Calexico Community Facilities District No. 2005-1
                  Special Tax (Hearthstone)                                     5.500     09/01/2036      2,527,825
-------------------------------------------------------------------------------------------------------------------
      2,325,000   Calexico Community Facilities District No. 2005-1
                  Special Tax (Hearthstone)                                     5.550     09/01/2036      2,342,554
-------------------------------------------------------------------------------------------------------------------
      2,270,000   Campbell Redevel. Agency Tax Allocation                       6.600     10/01/2032      2,416,256
-------------------------------------------------------------------------------------------------------------------
         25,000   Carlsbad Improvement Bond Act 1915                            5.500     09/02/2028         25,003
-------------------------------------------------------------------------------------------------------------------
      1,480,000    Carlsbad Special Tax Community Facilities District No.3      5.300     09/01/2036      1,467,834
-------------------------------------------------------------------------------------------------------------------
         25,000   Carson Improvement Bond Act 1915                              6.350     09/02/2023         25,789
-------------------------------------------------------------------------------------------------------------------
      1,415,000   Carson Improvement Bond Act 1915                              7.375     09/02/2022      1,451,932
-------------------------------------------------------------------------------------------------------------------
      6,000,000   Carson Redevel. Agency                                        6.000     01/01/2035      6,241,440
-------------------------------------------------------------------------------------------------------------------
        100,000   Central CA Joint Powers Health Financing Authority
                  COP (CHCC)                                                    6.000     02/01/2020        104,612
-------------------------------------------------------------------------------------------------------------------
         50,000   Central CA Joint Powers Health Financing Authority
                  COP (CHCC/FCHMC/SHF Obligated Group)                          6.000     02/01/2030         52,033
-------------------------------------------------------------------------------------------------------------------
      2,190,000   Chino Community Facilities District Special Tax               5.150     09/01/2036      2,171,692
-------------------------------------------------------------------------------------------------------------------
      1,200,000   Chino Community Facilities District Special Tax               6.000     09/01/2028      1,264,572
-------------------------------------------------------------------------------------------------------------------
      1,340,000   Chino Community Facilities District Special Tax               6.000     09/01/2033      1,405,606
-------------------------------------------------------------------------------------------------------------------
          5,000   Chino Valley Unified School District COP                      5.000     09/01/2026          5,165
-------------------------------------------------------------------------------------------------------------------
      2,790,000   Chowchilla Redevel. Agency 1                                  5.000     08/01/2037      2,832,017
-------------------------------------------------------------------------------------------------------------------
      1,825,000   Chowchilla Redevel. Agency                                    5.000     08/01/2037      1,852,485


                   27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                               COUPON      MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     6,840,000   Chula Vista Redevel. Agency (Bayfront)                       7.625%   09/01/2024   $ 6,929,467
----------------------------------------------------------------------------------------------------------------
        500,000   Chula Vista Redevel. Agency (Bayfront) 2                     8.250    05/01/2024       510,225
----------------------------------------------------------------------------------------------------------------
      2,670,000   Chula Vista Redevel. Agency (Otay Ranch Village Seven)       5.350    09/01/2036     2,699,957
----------------------------------------------------------------------------------------------------------------
      1,825,000   Coalinga Regional Medical Center COP                         5.750    09/01/2024     1,885,097
----------------------------------------------------------------------------------------------------------------
      3,040,000   Coalinga Regional Medical Center COP                         6.000    09/01/2034     3,109,616
----------------------------------------------------------------------------------------------------------------
      2,280,000   Colton Community Facilities District Special Tax             7.500    09/01/2020     2,457,407
----------------------------------------------------------------------------------------------------------------
      2,800,000   Commerce Community Devel. Corp. Tax Allocation               6.000    08/01/2021     2,897,132
----------------------------------------------------------------------------------------------------------------
      4,000,000   Corcoran Hospital District, Series A                         5.000    08/01/2035     4,074,080
----------------------------------------------------------------------------------------------------------------
      2,005,000   Corona Community Facilities District (Buchanan Street)       5.150    09/01/2036     1,988,238
----------------------------------------------------------------------------------------------------------------
      1,750,000   Corona-Norco Unified School District Community
                  Facilities District No. 04-1                                 5.200    09/01/2036     1,748,600
----------------------------------------------------------------------------------------------------------------
      3,335,000   Davis Public Facilities Financing Authority
                  (Mace Ranch Area)                                            6.600    09/01/2025     3,476,371
----------------------------------------------------------------------------------------------------------------
        500,000   Downey Community Devel. Commission Tax Allocation
                  (Downey Redevel.)                                            5.125    08/01/2028       504,240
----------------------------------------------------------------------------------------------------------------
      8,450,000   Duarte COP (Hope National Medical Center)                    5.250    04/01/2031     8,601,424
----------------------------------------------------------------------------------------------------------------
      3,280,000   East Palo Alto Redevel. Agency Tax Allocation
                  (University Circle-Gateway)                                  6.625    10/01/2029     3,480,506
----------------------------------------------------------------------------------------------------------------
        400,000   Eastern CA Municipal Water District                          5.125    09/01/2035       398,184
----------------------------------------------------------------------------------------------------------------
        525,000   Eastern CA Municipal Water District                          5.200    09/01/2036       524,580
----------------------------------------------------------------------------------------------------------------
      3,740,000   Eastern CA Municipal Water District                          5.250    09/01/2035     3,765,357
----------------------------------------------------------------------------------------------------------------
      1,205,000   Eastern CA Municipal Water District                          5.250    09/01/2036     1,209,314
----------------------------------------------------------------------------------------------------------------
      1,500,000   Eastern CA Municipal Water District
                  (Crown Valley Village)                                       5.625    09/01/2034     1,530,270
----------------------------------------------------------------------------------------------------------------
        160,000   Eastern CA Municipal Water District (Serena Hills)           6.000    09/01/2033       163,414
----------------------------------------------------------------------------------------------------------------
      1,725,000   Eastern CA Municipal Water District Improvement
                  Bond Act 1915                                                5.500    09/02/2035     1,743,475
----------------------------------------------------------------------------------------------------------------
      4,000,000   El Dorado County Special Tax                                 5.250    09/01/2035     4,013,800
----------------------------------------------------------------------------------------------------------------
      1,900,000   El Dorado County Special Tax                                 5.350    09/01/2035     1,919,646
----------------------------------------------------------------------------------------------------------------
      2,000,000   Escondido Joint Powers Financing Authority
                  (California Center for the Arts) 1                           6.000    09/01/2018     2,011,540
----------------------------------------------------------------------------------------------------------------
        700,000   Farmersville Unified School District COP                     5.000    08/01/2026       701,659
----------------------------------------------------------------------------------------------------------------
        570,000   Fillmore Redevel. Agency Tax Allocation 4                    5.000    05/01/2014       571,590
----------------------------------------------------------------------------------------------------------------
        760,000   Fillmore Redevel. Agency Tax Allocation 4                    5.000    05/01/2015       761,277
----------------------------------------------------------------------------------------------------------------
        935,000   Fillmore Redevel. Agency Tax Allocation 4                    5.000    05/01/2016       933,139
----------------------------------------------------------------------------------------------------------------
      1,080,000   Fillmore Redevel. Agency Tax Allocation 4                    5.000    05/01/2017     1,069,740
----------------------------------------------------------------------------------------------------------------
      1,135,000   Fillmore Redevel. Agency Tax Allocation 4                    5.000    05/01/2018     1,125,466
----------------------------------------------------------------------------------------------------------------
      4,000,000   Fillmore Redevel. Agency Tax Allocation 4                    5.125    05/01/2021     3,962,960
----------------------------------------------------------------------------------------------------------------
      3,000,000   Fillmore Redevel. Agency Tax Allocation 4                    5.300    05/01/2023     2,998,080
----------------------------------------------------------------------------------------------------------------
     13,000,000   Fillmore Redevel. Agency Tax Allocation 4                    5.375    05/01/2031    13,008,970


                   28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                               COUPON      MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,625,000   Folsom Special Tax Community Facilities District No. 10      6.300%   09/01/2012   $ 1,713,693
----------------------------------------------------------------------------------------------------------------
      8,500,000   Folsom Special Tax Community Facilities
                  District No. 10                                              6.875    09/01/2019     9,142,515
----------------------------------------------------------------------------------------------------------------
         10,000   Fontana Redevel. Agency (Jurupa Hills)                       5.500    10/01/2027        10,269
----------------------------------------------------------------------------------------------------------------
     10,000,000   Foothill Eastern Transportation Corridor Agency
                  Toll Road                                                    5.880 5  01/15/2030     2,566,200
----------------------------------------------------------------------------------------------------------------
      5,100,000   Freemont Community Facilities District
                  (Pacific Commons)                                            5.375    09/01/2036     5,106,987
----------------------------------------------------------------------------------------------------------------
      1,675,000   Hawthorne Community Redevel. Agency Special Tax 2            7.200    10/01/2025     1,706,138
----------------------------------------------------------------------------------------------------------------
      1,180,000   Hawthorne Community Redevel. Agency Special Tax 2            7.200    10/01/2025     1,201,936
----------------------------------------------------------------------------------------------------------------
      1,165,000   Heber Public Utilities District (Heber Meadows)              5.300    09/01/2035     1,174,180
----------------------------------------------------------------------------------------------------------------
         45,000   Hemet Community Facilities District                          6.400    09/01/2022        51,710
----------------------------------------------------------------------------------------------------------------
      1,505,000   Hemet Unified School District                                5.250    09/01/2035     1,509,786
----------------------------------------------------------------------------------------------------------------
      1,370,000   Hesperia Public Financing Authority, Tranche A               0.000 6  09/01/2035     1,370,027
----------------------------------------------------------------------------------------------------------------
      3,375,000   Hesperia Public Financing Authority, Tranche B               0.000 6  09/01/2035     3,375,068
----------------------------------------------------------------------------------------------------------------
      3,355,000   Hesperia Public Financing Authority, Tranche C               0.000 6  09/01/2035     3,355,067
----------------------------------------------------------------------------------------------------------------
      3,000,000   Huntington Park Public Financing Authority, Series A 2       6.200    10/01/2025     3,093,210
----------------------------------------------------------------------------------------------------------------
      7,000,000   Independent Cities Lease Finance Authority (Caritas)         5.200    08/15/2045     7,102,690
----------------------------------------------------------------------------------------------------------------
        130,000   Independent Cities Lease Finance Authority
                  (El Granada Mobile Home Park)                                6.000    05/15/2034       136,283
----------------------------------------------------------------------------------------------------------------
      3,000,000   Independent Cities Lease Finance Authority
                  (San Juan Mobile Estates)                                    5.125    05/15/2041     3,007,770
----------------------------------------------------------------------------------------------------------------
        500,000   Independent Cities Lease Finance Authority
                  (San Juan Mobile Estates)                                    5.450    05/15/2026       493,700
----------------------------------------------------------------------------------------------------------------
      1,100,000   Independent Cities Lease Finance Authority
                  (San Juan Mobile Estates)                                    5.850    05/15/2041     1,103,872
----------------------------------------------------------------------------------------------------------------
      1,275,000   Indio Community Facilities District (Terra Lago)             5.100    09/01/2030     1,267,070
----------------------------------------------------------------------------------------------------------------
      1,000,000   Indio Community Facilities District (Terra Lago)             5.150    09/01/2035       991,760
----------------------------------------------------------------------------------------------------------------
      1,090,000   Indio Community Facilities District (Terra Lago)             5.150    09/01/2035     1,081,018
----------------------------------------------------------------------------------------------------------------
      2,445,000   Indio Community Facilities District Special Tax              5.200    09/01/2027     2,459,450
----------------------------------------------------------------------------------------------------------------
      2,215,000   Indio Community Facilities District Special Tax              5.250    09/01/2027     2,239,587
----------------------------------------------------------------------------------------------------------------
      2,520,000   Indio Community Facilities District Special Tax              5.250    09/01/2036     2,532,247
----------------------------------------------------------------------------------------------------------------
      4,095,000   Indio Community Facilities District Special Tax              5.250    09/01/2036     4,114,902
----------------------------------------------------------------------------------------------------------------
      2,000,000   Indio Improvement Bond Act 1915 Assessment
                  District No. 2003-03                                         6.125    09/02/2029     2,105,160
----------------------------------------------------------------------------------------------------------------
      2,820,000   Indio Improvement Bond Act 1915 Assessment
                  District No. 2004-3                                          5.500    09/02/2030     2,903,641
----------------------------------------------------------------------------------------------------------------
      2,000,000   Indio Public Financing Authority                             6.100    09/02/2029     2,157,220
----------------------------------------------------------------------------------------------------------------
      4,250,000   Indio Redevel. Agency Tax, Series B                          6.500    08/15/2034     4,616,393
----------------------------------------------------------------------------------------------------------------
      1,540,000   Jurupa Unified School District                               5.450    09/01/2035     1,566,965
----------------------------------------------------------------------------------------------------------------
      3,455,000   Kern County Hsg. Authority (Pioneer Pines)                   6.150    10/20/2043     3,769,440


                   29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                               COUPON      MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     4,500,000   La Verne COP (Bethren Hillcrest Homes)                       6.625%   02/15/2025   $ 4,892,535
----------------------------------------------------------------------------------------------------------------
      2,020,000   Lake Elsinore Community Facilities
                  District No. 2006-2 Special Tax (Viscaya)                    5.400    09/01/2036     2,038,988
----------------------------------------------------------------------------------------------------------------
      1,710,000   Lake Elsinore Public Financing Authority, Series F           7.100    09/01/2020     1,792,781
----------------------------------------------------------------------------------------------------------------
        980,000   Lake Elsinore Special Tax                                    5.200    09/01/2026       988,644
----------------------------------------------------------------------------------------------------------------
      1,100,000   Lake Elsinore Special Tax                                    5.350    09/01/2036     1,110,362
----------------------------------------------------------------------------------------------------------------
      1,210,000   Lake Elsinore Special Tax                                    5.350    09/01/2036     1,213,485
----------------------------------------------------------------------------------------------------------------
      2,000,000   Lake Elsinore Special Tax                                    5.450    09/01/2036     2,025,320
----------------------------------------------------------------------------------------------------------------
      3,430,000   Lake Elsinore Unified School District                        5.350    09/01/2035     3,462,311
----------------------------------------------------------------------------------------------------------------
      1,220,000   Lake Elsinore Unified School District                        5.350    09/01/2035     1,231,492
----------------------------------------------------------------------------------------------------------------
      1,240,000   Lake Elsinore Unified School District                        5.400    09/01/2035     1,252,797
----------------------------------------------------------------------------------------------------------------
      1,800,000   Lathrop Financing Authority (Water Supply)                   6.000    06/01/2035     1,878,102
----------------------------------------------------------------------------------------------------------------
      3,430,000   Lathrop Improvement Bond Act 1915                            5.100    09/02/2035     3,376,183
----------------------------------------------------------------------------------------------------------------
         50,000   Lathrop Improvement Bond Act 1915                            6.000    09/02/2022        51,520
----------------------------------------------------------------------------------------------------------------
         20,000   Lathrop Improvement Bond Act 1915
                  (Mossdale Village)                                           6.125    09/02/2028        20,624
----------------------------------------------------------------------------------------------------------------
      4,500,000   Lathrop Special Tax Community Facilities
                  District No. 03-2                                            7.000    09/01/2033     4,653,765
----------------------------------------------------------------------------------------------------------------
         50,000   Lee Lake Water District Community Facilties
                  District No. 1 (Sycamore Creek)                              6.000    09/01/2033        52,994
----------------------------------------------------------------------------------------------------------------
        750,000   Lincoln Special Tax                                          5.900    09/01/2024       798,480
----------------------------------------------------------------------------------------------------------------
      1,000,000   Lincoln Special Tax                                          5.950    09/01/2028     1,062,250
----------------------------------------------------------------------------------------------------------------
      1,305,000   Lindsay Redevel. Agency                                      5.000    08/01/2025     1,334,911
----------------------------------------------------------------------------------------------------------------
      2,290,000   Lindsay Redevel. Agency                                      5.000    08/01/2035     2,327,350
----------------------------------------------------------------------------------------------------------------
         25,000   Loma Linda Collateralized Loan (Redlands)                    7.375    06/01/2009        25,733
----------------------------------------------------------------------------------------------------------------
         25,000   Long Beach Bond Finance Authority
                  (Aquarium of the South Pacific)                              5.000    11/01/2026        25,707
----------------------------------------------------------------------------------------------------------------
     10,770,000   Long Beach Bond Finance Authority
                  (Hsg. & Gas Utility)                                         5.000    08/01/2035    11,008,879
----------------------------------------------------------------------------------------------------------------
        430,000   Los Alamitos Unified School District COP                     5.600    02/01/2022       437,934
----------------------------------------------------------------------------------------------------------------
      1,485,000   Los Angeles Community Redevel. Agency
                  (Grand Central Square) 1                                     5.850    12/01/2026     1,485,950
----------------------------------------------------------------------------------------------------------------
      2,720,000   Los Angeles Community Redevel. Agency
                  (Manchester Social Services) 1                               5.000    09/01/2037     2,787,347
----------------------------------------------------------------------------------------------------------------
        315,000   Los Angeles County Public Works Financing Authority          5.250    09/01/2013       321,640
----------------------------------------------------------------------------------------------------------------
        200,000   Los Angeles Dept. of Water & Power, Series A                 5.125    07/01/2041       204,866
----------------------------------------------------------------------------------------------------------------
        350,000   Los Angeles Harbor Dept. 1                                   5.375    11/01/2025       354,564
----------------------------------------------------------------------------------------------------------------
     17,585,000   Los Angeles Harbor Dept 9,10                                 5.000    08/01/2025    18,105,872
----------------------------------------------------------------------------------------------------------------
     18,495,000   Los Angeles Harbor Dept 9,10                                 5.000    08/01/2026    18,991,170
----------------------------------------------------------------------------------------------------------------
         10,000   Los Angeles Harbor Dept., Series B                           5.375    11/01/2019        10,127
----------------------------------------------------------------------------------------------------------------
      5,230,000   Los Angeles Hsg. (Park Plaza)                                5.500    01/20/2043     5,436,742


                   30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,500,000   Los Angeles IDA (Santee Court Parking Facility)               5.000%  12/01/2020   $ 1,499,130
----------------------------------------------------------------------------------------------------------------
      1,100,000   Los Angeles IDA (Santee Court Parking Facility)               5.000   12/01/2027     1,096,348
----------------------------------------------------------------------------------------------------------------
         25,000   Los Angeles Regional Airports Improvement Corp.
                  (United Airlines) 8                                           8.800   11/15/2021        23,000
----------------------------------------------------------------------------------------------------------------
      5,000,000   Los Angeles Unified School District 9,10                      5.625   07/01/2015     5,352,475
----------------------------------------------------------------------------------------------------------------
      5,000,000   Los Angeles Unified School District 9,10                      5.625   07/01/2016     5,352,475
----------------------------------------------------------------------------------------------------------------
      3,000,000   Los Angeles Unified School District 9,10                      5.625   07/01/2017     3,211,485
----------------------------------------------------------------------------------------------------------------
      9,500,000   Los Angeles Water & Power System 9,10                         5.000   07/01/2024     9,629,390
----------------------------------------------------------------------------------------------------------------
         15,000   Los Gatos Union School District                               5.000   08/01/2024        15,519
----------------------------------------------------------------------------------------------------------------
     18,200,000   M-S-R Public Power Agency (San Juan) 9,10                     4.200   07/01/2017    18,213,468
----------------------------------------------------------------------------------------------------------------
         65,000   M-S-R Public Power Agency (San Juan)                          6.000   07/01/2022        71,286
----------------------------------------------------------------------------------------------------------------
        135,000   Madera County COP (Valley Children's Hospital)                5.750   03/15/2028       136,455
----------------------------------------------------------------------------------------------------------------
         50,000   Marina Community Facilities District Special Tax              6.250   09/01/2023        51,567
----------------------------------------------------------------------------------------------------------------
      1,375,000   Mendota Joint Powers Financing Authority Wastewater           5.150   07/01/2035     1,363,698
----------------------------------------------------------------------------------------------------------------
        915,000   Menifee Union School District Special Tax                     5.200   09/01/2030       918,248
----------------------------------------------------------------------------------------------------------------
        400,000   Menifee Union School District Special Tax                     5.200   09/01/2035       399,684
----------------------------------------------------------------------------------------------------------------
        500,000   Menifee Union School District Special Tax                     5.250   09/01/2035       501,445
----------------------------------------------------------------------------------------------------------------
      1,010,000   Menifee Union School District Special Tax                     5.250   09/01/2036     1,013,212
----------------------------------------------------------------------------------------------------------------
        690,000   Menifee Union School District Special Tax                     5.500   09/01/2034       702,303
----------------------------------------------------------------------------------------------------------------
        385,000   Menifee Union School District Special Tax                     5.500   09/01/2034       391,865
----------------------------------------------------------------------------------------------------------------
     13,000,000   Merced Irrigation District 9,10                               5.250   09/01/2036    13,734,825
----------------------------------------------------------------------------------------------------------------
      1,785,000   Mission Springs Water District                                5.200   09/02/2032     1,787,981
----------------------------------------------------------------------------------------------------------------
         25,000   Mission Viejo Community Devel.
                  (City Hall Construction/Library)                              5.000   05/01/2028        25,512
----------------------------------------------------------------------------------------------------------------
        460,000   Modesto Irrigation District COP                               5.300   07/01/2022       460,511
----------------------------------------------------------------------------------------------------------------
      3,000,000   Modesto Special Tax Community Facilities
                  District No. 4                                                5.150   09/01/2036     2,974,920
----------------------------------------------------------------------------------------------------------------
      4,250,000   Moorpark Community Facilities District No. 2004-1
                  (Moorpark Highlands)                                          5.300   09/01/2038     4,294,455
----------------------------------------------------------------------------------------------------------------
      1,475,000   Moreno Valley Unified School District Community
                  Facilities District                                           5.150   09/01/2035     1,462,846
----------------------------------------------------------------------------------------------------------------
        680,000   Moreno Valley Unified School District Community
                  Facilities District No. 2004-5                                5.200   09/01/2036       679,456
----------------------------------------------------------------------------------------------------------------
        875,000   Murrieta Community Facilities District
                  (Murrieta Fields)                                             5.250   09/01/2035       874,309
----------------------------------------------------------------------------------------------------------------
        700,000   Murrieta Community Facilities District Special Tax
                  (Bremerton)                                                   5.625   09/01/2034       730,667
----------------------------------------------------------------------------------------------------------------
      1,810,000   Murrieta Community Facilities District Special Tax
                  (Creekside Village)                                           5.200   09/01/2035     1,808,570
----------------------------------------------------------------------------------------------------------------
        240,000   Murrieta Community Facilities District Special Tax
                  (Meadowlane/Amberwalk)                                        5.125   09/01/2035       237,127
----------------------------------------------------------------------------------------------------------------
      2,500,000   Murrieta Community Facilities District Special Tax
                  (Murrieta Springs)                                            5.500   09/01/2034     2,533,550


                   31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$        25,000   Murrieta Valley Unified School District Special Tax         5.250%    09/01/2037   $    25,072
----------------------------------------------------------------------------------------------------------------
        370,000   Murrieta Valley Unified School District Special Tax         5.375     09/01/2026       373,134
----------------------------------------------------------------------------------------------------------------
        680,000   Murrieta Valley Unified School District Special Tax         5.450     09/01/2038       687,058
----------------------------------------------------------------------------------------------------------------
      1,785,000   Murrieta Valley Unified School District Special Tax         6.000     09/01/2035     1,864,861
----------------------------------------------------------------------------------------------------------------
         25,000   Murrieta Water Public Financing Authority                   6.600     10/01/2016        25,093
----------------------------------------------------------------------------------------------------------------
      1,025,000   Northern CA Power Agency (Hydroelectric) 1                  5.125     07/01/2023     1,053,054
----------------------------------------------------------------------------------------------------------------
     22,770,000   Northern CA Tobacco Securitization Authority (TASC)         5.500     06/01/2045    23,190,562
----------------------------------------------------------------------------------------------------------------
    157,335,000   Northern CA Tobacco Securitization Authority (TASC)         6.700 5   06/01/2045    12,103,782
----------------------------------------------------------------------------------------------------------------
      3,000,000   Northstar Community Services District                       5.550     09/01/2036     3,057,600
----------------------------------------------------------------------------------------------------------------
      4,060,000   Orange Unified School District                              5.375     09/01/2036     4,094,632
----------------------------------------------------------------------------- ----------------------------------
         30,000   Oxnard School District                                      5.000     08/01/2031        30,658
----------------------------------------------------------------------------------------------------------------
        230,000   Palm Desert Financing Authority                             5.650 5   04/01/2018       123,271
----------------------------------------------------------------------------------------------------------------
      1,020,000   Palm Desert Financing Authority                             5.650 5   08/01/2018       537,112
----------------------------------------------------------------------------------------------------------------
        265,000   Palm Desert Financing Authority                             5.750 5   04/01/2019       132,187
----------------------------------------------------------------------------------------------------------------
      1,165,000   Palm Desert Financing Authority                             5.750 5   08/01/2019       570,699
----------------------------------------------------------------------------------------------------------------
        305,000   Palm Desert Financing Authority                             5.850 5   04/01/2020       142,258
----------------------------------------------------------------------------------------------------------------
      1,310,000   Palm Desert Financing Authority                             5.850 5   08/01/2020       599,915
----------------------------------------------------------------------------------------------------------------
        340,000   Palm Desert Financing Authority                             5.950 5   04/01/2021       147,580
----------------------------------------------------------------------------------------------------------------
      1,450,000   Palm Desert Financing Authority                             5.950 5   08/01/2021       617,744
----------------------------------------------------------------------------------------------------------------
        380,000   Palm Desert Financing Authority                             6.000 5   04/01/2022       154,079
----------------------------------------------------------------------------------------------------------------
      1,605,000   Palm Desert Financing Authority                             6.000 5   08/01/2022       638,597
----------------------------------------------------------------------------------------------------------------
        395,000   Palm Desert Financing Authority                             6.010 5   04/01/2023       150,862
----------------------------------------------------------------------------------------------------------------
      1,755,000   Palm Desert Financing Authority                             6.010 5   08/01/2023       657,739
----------------------------------------------------------------------------------------------------------------
        410,000   Palm Desert Financing Authority                             6.020 5   04/01/2024       147,338
----------------------------------------------------------------------------------------------------------------
      1,910,000   Palm Desert Financing Authority                             6.020 5   08/01/2024       673,504
----------------------------------------------------------------------------------------------------------------
        430,000   Palm Desert Financing Authority                             6.030 5   04/01/2025       145,224
----------------------------------------------------------------------------------------------------------------
      2,070,000   Palm Desert Financing Authority                             6.030 5   08/01/2025       685,957
----------------------------------------------------------------------------------------------------------------
        445,000   Palm Desert Financing Authority                             6.040 5   04/01/2026       140,994
----------------------------------------------------------------------------------------------------------------
      2,235,000   Palm Desert Financing Authority                             6.040 5   08/01/2026       694,727
----------------------------------------------------------------------------------------------------------------
        465,000   Palm Desert Financing Authority                             6.050 5   04/01/2027       138,686
----------------------------------------------------------------------------------------------------------------
      1,400,000   Palm Desert Financing Authority                             6.050 5   08/01/2027       409,640
----------------------------------------------------------------------------------------------------------------
        480,000   Palm Desert Financing Authority                             6.060 5   04/01/2028       134,602
----------------------------------------------------------------------------------------------------------------
      1,415,000   Palm Desert Financing Authority                             6.060 5   08/01/2028       389,281
----------------------------------------------------------------------------------------------------------------
        500,000   Palm Desert Financing Authority                             6.070 5   04/01/2029       131,810
----------------------------------------------------------------------------------------------------------------
      1,370,000   Palm Desert Financing Authority                             6.070 5   08/01/2029       354,296
----------------------------------------------------------------------------------------------------------------
        520,000   Palm Desert Financing Authority                             6.080 5   04/01/2030       128,710
----------------------------------------------------------------------------------------------------------------
      1,430,000   Palm Desert Financing Authority                             6.080 5   08/01/2030       347,204
----------------------------------------------------------------------------------------------------------------
        540,000   Palm Desert Financing Authority                             6.090 5   04/01/2031       125,599
----------------------------------------------------------------------------------------------------------------
      1,495,000   Palm Desert Financing Authority                             6.090 5   08/01/2031       341,084


                   32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                              COUPON       MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       560,000   Palm Desert Financing Authority                             6.100% 5  04/01/2032   $   122,489
----------------------------------------------------------------------------------------------------------------
      1,560,000   Palm Desert Financing Authority                             6.100 5   08/01/2032       334,698
----------------------------------------------------------------------------------------------------------------
        580,000   Palm Desert Financing Authority                             6.100 5   04/01/2033       119,463
----------------------------------------------------------------------------------------------------------------
      1,625,000   Palm Desert Financing Authority                             6.100 5   08/01/2033       328,315
----------------------------------------------------------------------------------------------------------------
        590,000   Palm Desert Financing Authority                             6.100 5   04/01/2034       114,436
----------------------------------------------------------------------------------------------------------------
      1,705,000   Palm Desert Financing Authority                             6.100 5   08/01/2034       324,393
----------------------------------------------------------------------------------------------------------------
      2,075,000   Palm Desert Financing Authority                             6.100 5   08/01/2035       371,052
----------------------------------------------------------------------------------------------------------------
      2,325,000   Palm Desert Special Tax Community Facilities
                  District No. 2005-1-A                                       5.250     09/01/2026     2,358,527
----------------------------------------------------------------------------------------------------------------
      6,000,000   Palm Desert Special Tax Community Facilities
                  District No. 2005-1-A                                       5.450     09/01/2032     6,011,220
----------------------------------------------------------------------------------------------------------------
      8,000,000   Palm Desert Special Tax Community Facilities
                  District No. 2005-1-A                                       5.500     09/01/2036     8,027,200
----------------------------------------------------------------------------------------------------------------
        500,000   Palm Springs Airport Passenger Facilities
                  (Palm Springs International Airport)                        5.450     07/01/2020       502,065
----------------------------------------------------------------------------------------------------------------
      2,685,000   Palm Springs Airport Passenger Facilities
                  (Palm Springs International Airport)                        5.550     07/01/2028     2,697,270
----------------------------------------------------------------------------------------------------------------
        500,000   Palm Springs Improvement Bond Act 1915                      5.150     09/02/2030       500,140
----------------------------------------------------------------------------------------------------------------
        100,000   Palmdale Community Facilities District Special Tax          5.400     09/01/2035       101,510
----------------------------------------------------------------------------------------------------------------
      1,390,000   Perris Community Facilities District Special  Tax           5.300     09/01/2035     1,400,953
----------------------------------------------------------------------------------------------------------------
      2,115,000   Perris Community Facilities District Special Tax            5.300     09/01/2035     2,128,028
----------------------------------------------------------------------------------------------------------------
      2,085,000   Perris Community Facilities District Special Tax
                  (Amber Oaks)                                                6.000     09/01/2034     2,218,711
----------------------------------------------------------------------------------------------------------------
      2,500,000   Perris Community Facilities District Special  Tax
                  (Chaparral Ridge)                                           6.250     09/01/2033     2,698,575
----------------------------------------------------------------------------------------------------------------
      1,310,000   Perris Community Facilities District Special Tax,
                  Series A                                                    5.750     09/01/2035     1,362,269
----------------------------------------------------------------------------------------------------------------
      3,605,000   Perris Community Facilities District Special  Tax,
                  Series B                                                    6.000     09/01/2034     3,821,661
----------------------------------------------------------------------------------------------------------------
      4,350,000   Perris Public Financing Authority Tax Allocation            5.350     10/01/2036     4,362,485
----------------------------------------------------------------------------------------------------------------
      1,250,000   Perris Public Financing Authority, Series A                 6.250     09/01/2033     1,349,288
----------------------------------------------------------------------------------------------------------------
         95,000   Pittsburg Infrastructure Financing Authority, Series A      5.600     09/02/2024        97,761
----------------------------------------------------------------------------------------------------------------
        500,000   Pomona (Single Family Mtg.), Series B                       7.500     08/01/2023       649,825
----------------------------------------------------------------------------------------------------------------
     10,650,000   Port of Oakland, Series G9,10                               5.375     11/01/2025    11,002,610
----------------------------------------------------------------------------------------------------------------
      5,000,000   Port of Oakland, Series K9,10                               5.750     11/01/2015     5,277,500
----------------------------------------------------------------------------------------------------------------
      5,000,000   Port of Oakland, Series K9,10                               5.875     11/01/2017     5,309,700
----------------------------------------------------------------------------------------------------------------
     20,100,000   Port of Oakland, Series L9,10                               5.000     11/01/2032    20,342,607
----------------------------------------------------------------------------------------------------------------
         25,000   Port of Oakland, Series L1                                  5.000     11/01/2023        25,584
----------------------------------------------------------------------------------------------------------------
        235,000   Port of Oakland, Series L1                                  5.000     11/01/2032       237,836
----------------------------------------------------------------------------------------------------------------
      9,720,000   Port of Oakland, Series N9,10                               5.000     11/01/2022     9,968,249
----------------------------------------------------------------------------------------------------------------
        750,000   Poway Hsg. (Poinsetta Mobile Home Park)                     5.000     05/01/2023       753,375



                   33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                               COUPON      MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     7,500,000   Poway Unified School District Special Tax
                  Community Facilities District No. 14                         5.250%   09/01/2036   $ 7,525,875
----------------------------------------------------------------------------------------------------------------
      5,250,000   Poway Unified School District Special Tax
                  Community Facilities District No. 14                         5.250    09/01/2036     5,268,113
----------------------------------------------------------------------------------------------------------------
     13,585,000   Rancho Cucamonga Community Facilities
                  District Special Tax                                         5.375    09/01/2036    13,657,816
----------------------------------------------------------------------------------------------------------------
      2,400,000   Rancho Cucamonga Community Facilities
                  District Special Tax                                         5.375    09/01/2036     2,412,864
----------------------------------------------------------------------------------------------------------------
         20,000   Rancho Santa Fe Community Services
                  District Special Tax                                         6.600    09/01/2023        21,184
----------------------------------------------------------------------------------------------------------------
      2,770,000   Redding Electric System COP RIBS 1                           9.055 3  07/08/2022     3,763,267
----------------------------------------------------------------------------------------------------------------
        500,000   Rialto Speical Tax Community Facilities
                  District No. 2006-1 4                                        5.250    09/01/2026       501,335
----------------------------------------------------------------------------------------------------------------
      1,490,000   Rialto Speical Tax Community Facilities
                  District No. 2006-1 4                                        5.350    09/01/2036     1,506,718
----------------------------------------------------------------------------------------------------------------
         25,000   Richgrove School District                                    6.375    07/01/2018        25,143
----------------------------------------------------------------------------------------------------------------
      5,000,000   Rio Elementary School District                               5.200    09/01/2035     4,996,050
----------------------------------------------------------------------------------------------------------------
        100,000   River Islands Public Financing Authority                     6.000    09/01/2027       103,591
----------------------------------------------------------------------------------------------------------------
     17,500,000   Riverside County Public Financing Authority                  5.000    10/01/2035    17,945,200
----------------------------------------------------------------------------------------------------------------
      1,000,000   Riverside Improvement Bond Act 1915
                  (Hunter Park Assessment District)                            5.100    09/02/2026     1,003,090
----------------------------------------------------------------------------------------------------------------
      1,500,000   Riverside Improvement Bond Act 1915
                  (Hunter Park Assessment District)                            5.200    09/02/2036     1,498,800
----------------------------------------------------------------------------------------------------------------
      2,000,000   Riverside Special Tax Community Facilities
                  District No. 92-1, Series A                                  5.300    09/01/2034     2,016,220
----------------------------------------------------------------------------------------------------------------
      1,000,000   Riverside Unified School District                            5.250    09/01/2035     1,003,180
----------------------------------------------------------------------------------------------------------------
      1,535,000   Riverside Unified School District                            5.250    09/01/2035     1,540,296
----------------------------------------------------------------------------------------------------------------
      2,000,000   Romoland School District                                     5.375    09/01/2038     2,015,620
----------------------------------------------------------------------------------------------------------------
         35,000   Sacramento County Airport System, Series B 1                 5.750    07/01/2024        35,055
----------------------------------------------------------------------------------------------------------------
         75,000   Sacramento Health Facility
                  (Center for Aids Research Education and Services)            5.300    01/01/2024        76,515
----------------------------------------------------------------------------------------------------------------
     12,580,000   Sacramento Hsg. Authority (Northpointe
                  Park Apartments) 9,10                                        5.000    06/01/2037    12,770,587
----------------------------------------------------------------------------------------------------------------
          5,000   Sacramento Municipal Utility District                        5.000    08/15/2028         5,139
----------------------------------------------------------------------------------------------------------------
        125,000   San Bernardino County COP
                  (Medical Center Financing)                                   5.500    08/01/2024       125,161
----------------------------------------------------------------------------------------------------------------
        150,000   San Bernardino Joint Powers Financing Authority
                  (California Dept. of Transportation Lease)                   5.500    12/01/2020       153,198
----------------------------------------------------------------------------------------------------------------
      1,850,000   San Bernardino Joint Powers Financing Authority
                  (Tax Allocation) 2                                           6.625    04/01/2026     2,006,695
----------------------------------------------------------------------------------------------------------------
      5,000,000   San Bernardino Redevel. (San Sevaine)                        5.000    09/01/2035     5,081,950
----------------------------------------------------------------------------------------------------------------
      1,100,000   San Diego County COP                                         5.700    02/01/2028     1,090,452


                   34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     3,750,000   San Diego County COP
                  (Developmental Service Foundation)                           5.500%   09/01/2027   $ 3,842,213
----------------------------------------------------------------------------------------------------------------
      1,775,000   San Diego County Redevel. Agency (Gillespie Field)           5.400    12/01/2025     1,754,925
----------------------------------------------------------------------------------------------------------------
      6,645,000   San Diego County Redevel. Agency (Gillespie Field)           5.750    12/01/2032     6,595,362
----------------------------------------------------------------------------------------------------------------
         35,000   San Diego Hsg. Authority (Park Crest Properties)             5.450    08/20/2040        35,663
----------------------------------------------------------------------------------------------------------------
         35,000   San Diego Improvement Bond Act 1915                          6.200    09/02/2033        35,042
----------------------------------------------------------------------------------------------------------------
        490,000   San Diego Industrial Devel.
                  (San Diego Gas & Electric Company)                           5.900    06/01/2018       498,183
----------------------------------------------------------------------------------------------------------------
         50,000   San Diego Industrial Devel.
                  (San Diego Gas & Electric Company)                           5.900    06/01/2018        50,347
----------------------------------------------------------------------------------------------------------------
        140,000   San Diego Industrial Devel.
                  (San Diego Gas & Electric Company)                           5.900    09/01/2018       140,970
----------------------------------------------------------------------------------------------------------------
        325,000   San Diego Industrial Devel.
                  (San Diego Gas & Electric Company)                           5.900    09/01/2018       325,416
----------------------------------------------------------------------------------------------------------------
         15,000   San Diego Public Facilities Financing Authority              5.000    05/15/2029        15,316
----------------------------------------------------------------------------------------------------------------
         35,000   San Diego Public Facilities Financing Authority, Series B    5.000    05/15/2029        35,736
----------------------------------------------------------------------------------------------------------------
      1,000,000   San Diego Sewer 1                                            5.000    05/15/2023     1,000,800
----------------------------------------------------------------------------------------------------------------
      1,540,000   San Diego Sewer, Series A 1                                  5.000    05/15/2023     1,540,231
----------------------------------------------------------------------------------------------------------------
      2,730,000   San Diego Sewer, Series A 1                                  5.250    05/15/2020     2,735,023
----------------------------------------------------------------------------------------------------------------
         50,000   San Diego State University Foundation Auxiliary
                  Organization                                                 5.000    03/01/2032        51,203
----------------------------------------------------------------------------------------------------------------
      7,525,000   San Diego Unified School District 9,10                       5.000    07/01/2027     7,968,266
----------------------------------------------------------------------------------------------------------------
      9,780,000   San Diego Unified School District 9,10                       5.000    07/01/2023    10,632,718
----------------------------------------------------------------------------------------------------------------
         15,000   San Francisco Bay Area Rapid Transit District                5.000    07/01/2028        15,293
----------------------------------------------------------------------------------------------------------------
        500,000   San Francisco City & County (Golden Gate Park)               5.250    06/15/2017       505,555
----------------------------------------------------------------------------------------------------------------
         15,000   San Francisco City & County Airports Commission              5.000    05/01/2023        15,457
----------------------------------------------------------------------------------------------------------------
         90,000   San Francisco City & County Airports Commission 1            5.000    05/01/2029        90,712
----------------------------------------------------------------------------------------------------------------
         20,000   San Francisco City & County Airports Commission              5.000    05/01/2029        20,158
----------------------------------------------------------------------------------------------------------------
         40,000   San Francisco City & County Airports Commission 1            5.000    05/01/2030        40,443
----------------------------------------------------------------------------------------------------------------
        100,000   San Francisco City & County Airports Commission 1            5.250    05/01/2031       102,203
----------------------------------------------------------------------------------------------------------------
      7,875,000   San Francisco City & County Redevel. Agency
                  (Ceatrice Polite Apartments)                                 5.000    07/20/2047     7,733,408
----------------------------------------------------------------------------------------------------------------
      1,500,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.150    08/01/2035     1,487,715
----------------------------------------------------------------------------------------------------------------
        435,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.630 5  08/01/2020       202,145
----------------------------------------------------------------------------------------------------------------
        590,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.750 5  08/01/2022       242,295
----------------------------------------------------------------------------------------------------------------
        615,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.800 5  08/01/2023       237,095
----------------------------------------------------------------------------------------------------------------
        540,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.850 5  08/01/2024       195,410


                   35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       420,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.900% 5 08/01/2025   $   143,149
----------------------------------------------------------------------------------------------------------------
      2,745,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.900 5  08/01/2030       693,442
----------------------------------------------------------------------------------------------------------------
      6,035,000   San Francisco City & County Redevel. Agency
                  (Mission Bay South)                                          5.960 5  08/01/2034     1,190,464
----------------------------------------------------------------------------------------------------------------
        450,000   San Francisco City & County Redevel.
                  Financing Authority, Series A                                5.000    08/01/2017       450,365
----------------------------------------------------------------------------------------------------------------
      6,490,000   San Jacinto Financing Authority, Tranche A                   6.600    09/01/2033     6,210,216
----------------------------------------------------------------------------------------------------------------
      6,345,000   San Jacinto Financing Authority, Tranche B                   6.600    09/01/2033     5,942,156
----------------------------------------------------------------------------------------------------------------
      6,530,000   San Jacinto Financing Authority, Tranche C                   6.600    09/01/2033     5,647,993
----------------------------------------------------------------------------------------------------------------
        500,000   San Jacinto Unified School District Special Tax
                  Community Facilities District No. 2005-4                     5.100    09/01/2036       492,040
----------------------------------------------------------------------------------------------------------------
         35,000   San Joaquin Hills Transportation Corridor Agency             5.250    01/15/2030        35,851
----------------------------------------------------------------------------------------------------------------
      1,290,000   San Jose Multifamily Hsg.
                  (Almaden Senior Hsg. Partners)                               5.350    07/15/2034     1,337,072
----------------------------------------------------------------------------------------------------------------
      1,400,000   San Jose Multifamily Hsg. (Fallen Leaves Apartments) 1       5.150    06/01/2036     1,429,848
----------------------------------------------------------------------------------------------------------------
         25,000   San Jose Redevel. Agency                                     5.000    08/01/2032        25,430
----------------------------------------------------------------------------------------------------------------
      1,500,000   San Leandro Community Facilities District No. 1
                  Special Tax                                                  6.400    09/01/2019     1,575,090
----------------------------------------------------------------------------------------------------------------
      6,000,000   San Marcos Special Tax                                       5.950    09/01/2035     6,220,740
----------------------------------------------------------------------------------------------------------------
         25,000   San Mateo Sewer, Series A                                    5.000    08/01/2025        25,428
----------------------------------------------------------------------------------------------------------------
      1,000,000   Santa Ana Financing Authority (Mainplace)                    5.600    09/01/2019     1,064,290
----------------------------------------------------------------------------------------------------------------
        525,000   Santa Clara County Hsg. Authority
                  (Rivertown Apartments)                                       6.000    08/01/2041       554,694
----------------------------------------------------------------------------------------------------------------
        350,000   Santa Monica Community College District                      5.750    07/01/2020       354,046
----------------------------------------------------------------------------------------------------------------
      3,895,000   Santaluz Special Tax Community Facilities
                  District No. 2                                               6.375    09/01/2030     3,977,535
----------------------------------------------------------------------------------------------------------------
      2,000,000   Seal Beach Community Facilities District
                  (Pacific Gateway Business Center)                            5.300    09/01/2036     1,998,400
----------------------------------------------------------------------------------------------------------------
         10,000   Seaside Redevel. Agency Tax Allocation                       5.375    08/01/2033        10,312
----------------------------------------------------------------------------------------------------------------
      1,090,000   Shafter Community Devel. Agency                              5.400    11/01/2026     1,097,150
----------------------------------------------------------------------------------------------------------------
      3,335,000   Shafter Community Devel. Agency                              5.450    11/01/2036     3,346,406
----------------------------------------------------------------------------------------------------------------
         20,000   Sonoma County Community Redevel. Agency
                  (Roseland)                                                   7.900    08/01/2013        20,337
----------------------------------------------------------------------------------------------------------------
      1,585,000   South El Monte Improvement District (Merged Aera)            5.000    08/01/2030     1,617,968
----------------------------------------------------------------------------------------------------------------
      5,245,000   South El Monte Improvement District (Merged Aera)            5.000    08/01/2035     5,345,075
----------------------------------------------------------------------------------------------------------------
     10,320,000   Southern CA Logistics Airport Authority                      5.000    12/01/2035    11,148,902
----------------------------------------------------------------------------------------------------------------
      5,460,000   Southern CA Logistics Airport Authority 1                    5.000    12/01/2043     5,566,306
----------------------------------------------------------------------------------------------------------------
     19,335,000   Southern CA Logistics Airport Authority                      5.000    12/01/2043    19,711,452
----------------------------------------------------------------------------------------------------------------
        150,000   Southern CA Public Power Authority RIBS                      7.559 3  07/01/2012       150,435
----------------------------------------------------------------------------------------------------------------
     97,775,000   Southern CA Tobacco Securitization Authority                 7.100 5  06/01/2046     6,249,778


                   36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                            VALUE
         AMOUNT                                                                COUPON     MATURITY    SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     4,340,000   Stanislaus County Redevel. (Keyes Storm Drain)                5.375%  08/01/2036   $ 4,376,977
----------------------------------------------------------------------------------------------------------------
      1,450,000   Stockton Public Financing Authority, Series A                 5.000   09/01/2022     1,493,370
----------------------------------------------------------------------------------------------------------------
      1,450,000   Stockton Public Financing Authority, Series A                 5.000   09/01/2023     1,491,006
----------------------------------------------------------------------------------------------------------------
      1,325,000   Stockton Public Financing Authority, Series A                 5.000   09/01/2024     1,360,325
----------------------------------------------------------------------------------------------------------------
      1,350,000   Stockton Public Financing Authority, Series A                 5.000   09/01/2025     1,383,804
----------------------------------------------------------------------------------------------------------------
      3,025,000   Stockton Public Financing Authority, Series A                 5.250   09/01/2031     3,158,493
----------------------------------------------------------------------------------------------------------------
     10,000,000   Stockton Public Financing Authority, Series A                 5.250   07/01/2037    10,394,900
----------------------------------------------------------------------------------------------------------------
        135,000   Stockton Public Financing Authority, Series A                 5.875   09/02/2016       135,293
----------------------------------------------------------------------------------------------------------------
      1,500,000   Tehachapi Redevel. Agency Tax                                 5.250   12/01/2035     1,568,475
----------------------------------------------------------------------------------------------------------------
      2,250,000   Tejon Ranch Public Facilities Finance Authority
                  Special Tax (Community Facilities District No. 1)             7.200   09/01/2030     2,322,158
----------------------------------------------------------------------------------------------------------------
        990,000   Temecula Public Financing Authority
                  (Roripaugh Community Facilities District)                     4.900   09/01/2013       970,992
----------------------------------------------------------------------------------------------------------------
        165,000   Temecula Public Financing Authority
                  (Roripaugh Community Facilities District)                     5.000   09/01/2014       164,396
----------------------------------------------------------------------------------------------------------------
        740,000   Temecula Public Financing Authority
                  (Roripaugh Community Facilities District)                     5.050   09/01/2015       733,540
----------------------------------------------------------------------------------------------------------------
        705,000   Temecula Public Financing Authority
                  (Roripaugh Community Facilities District)                     5.100   09/01/2016       699,438
----------------------------------------------------------------------------------------------------------------
      8,000,000   Temecula Public Financing Authority
                  (Roripaugh Community Facilities District)                     5.450   09/01/2026     7,985,040
----------------------------------------------------------------------------------------------------------------
     13,790,000   Temecula Public Financing Authority
                  (Roripaugh Community Facilities District)                     5.500   09/01/2036    13,678,991
----------------------------------------------------------------------------------------------------------------
      2,000,000   Temecula Valley Unified School District                       5.500   09/01/2035     2,034,480
----------------------------------------------------------------------------------------------------------------
      1,025,000   Tracy Community Facilities District No. 1
                  Special Tax (NEI Phase II)                                    5.700   09/01/2026     1,035,875
----------------------------------------------------------------------------------------------------------------
      3,105,000   Tracy Community Facilities District No. 1
                  Special Tax (NEI Phase II)                                    5.750   09/01/2036     3,129,933
----------------------------------------------------------------------------------------------------------------
      1,080,000   Tracy Community Facilities District No. 1
                  Special Tax (NEI Phase II)                                    5.750   09/01/2036     1,088,672
----------------------------------------------------------------------------------------------------------------
      1,625,000   Tri-City Hospital District 1                                  6.000   02/01/2022     1,661,741
----------------------------------------------------------------------------------------------------------------
      4,560,000   Trinity County COP 2                                          8.500   01/15/2026     4,594,793
----------------------------------------------------------------------------------------------------------------
         50,000   Truckee-Donner Public Utility District Special Tax
                  Community Facilities District No. 03-1                        6.100   09/01/2033        51,512
----------------------------------------------------------------------------------------------------------------
         60,000   Turlock Public Financing Authority                            5.450   09/01/2024        61,399
----------------------------------------------------------------------------------------------------------------
      1,600,000   Tustin Community Facilities District Special Tax
                  (John Lang Homes)                                             5.500   09/01/2034     1,631,808
----------------------------------------------------------------------------------------------------------------
      6,810,000   University of California, Series E                            5.125   09/01/2020     6,966,017
----------------------------------------------------------------------------------------------------------------
        100,000   Upland Community Facilities District Special Tax              5.900   09/01/2024       104,974
----------------------------------------------------------------------------------------------------------------
      2,670,000   Upland Community Facilities District Special Tax
                  (San Antonio)                                                 6.100   09/01/2034     2,853,776


                   37 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                              VALUE
         AMOUNT                                                                COUPON     MATURITY      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       200,000   Vacaville Improvement Bond Act 1915
                  (Nut Tree Assessment District)                                5.600%  09/02/2025  $      206,032
------------------------------------------------------------------------------------------------------------------
        250,000   Vacaville Public Financing Authority                          5.400   09/01/2022         251,393
------------------------------------------------------------------------------------------------------------------
        415,000   Val Verde Unified School District Special Tax                 5.450   09/01/2036         423,462
------------------------------------------------------------------------------------------------------------------
        850,000   Vallejo COP (Marine World Foundation) 2                       7.000   02/01/2017         875,543
------------------------------------------------------------------------------------------------------------------
      1,000,000   Vallejo COP (Marine World Foundation) 2                       7.200   02/01/2026       1,029,900
------------------------------------------------------------------------------------------------------------------
         30,000   Vallejo Public Financing Authority COP                        5.250   07/15/2029          31,219
------------------------------------------------------------------------------------------------------------------
      1,375,000   Valley Sanitation District                                    5.200   09/02/2030       1,376,746
------------------------------------------------------------------------------------------------------------------
      2,000,000   Ventura County Area Hsg. Authority
                  (Mira Vista Senior Apartments) 1                              5.150   12/01/2031       2,042,460
------------------------------------------------------------------------------------------------------------------
      4,015,000   Ventura County Area Hsg. Authority
                  (Mira Vista Senior Apartments) 1                              5.200   12/01/2039       4,090,602
------------------------------------------------------------------------------------------------------------------
         15,000   Ventura County Superintendent of Schools Office COP           5.000   12/01/2033          15,291
------------------------------------------------------------------------------------------------------------------
         30,000   West Hills Community College District                         5.000   08/01/2029          30,509
------------------------------------------------------------------------------------------------------------------
        125,000   West Patterson Financing Authority Special Tax                6.100   09/01/2032         134,314
------------------------------------------------------------------------------------------------------------------
         50,000   Western Hills Water District Special Tax
                  (Diablo Grande Community Facilities)                          6.000   09/01/2024          51,760
------------------------------------------------------------------------------------------------------------------
      4,155,000   Western Hills Water District Special Tax
                  (Diablo Grande Community Facilities)                          6.125   09/01/2031       4,300,467
------------------------------------------------------------------------------------------------------------------
        805,000   Western Hills Water District Special Tax
                  (Diablo Grande Community Facilities)                          6.875   09/01/2031         860,891
------------------------------------------------------------------------------------------------------------------
      6,250,000   Westlands Water District 9,10                                 5.000   09/01/2030       6,415,038
------------------------------------------------------------------------------------------------------------------
     10,565,000   Westlands Water District 9,10                                 5.000   09/01/2035      10,820,454
------------------------------------------------------------------------------------------------------------------
      4,200,000   Westside Union School District                                5.250   09/01/2036       4,214,490
------------------------------------------------------------------------------------------------------------------
         15,000   Yucaipa Redevel. Agency
                  (Eldorado Palms Mobile Home)                                  6.000   05/01/2030          15,546
                                                                                                    --------------
                                                                                                     1,580,417,672
------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--9.1%
      3,250,000   Northern Mariana Islands Ports Authority, Series A            5.500   03/15/2031       3,217,338
------------------------------------------------------------------------------------------------------------------
      5,000,000   Puerto Rico Commonwealth GO                                   5.250   07/01/2022       5,168,050
------------------------------------------------------------------------------------------------------------------
     11,000,000   Puerto Rico Commonwealth GO                                   5.250   07/01/2023      11,363,110
------------------------------------------------------------------------------------------------------------------
      2,245,000   Puerto Rico HBFA                                              6.250   04/01/2029       2,275,891
------------------------------------------------------------------------------------------------------------------
        670,000   Puerto Rico HFC (Homeowner Mtg.)                              5.200   12/01/2032         682,114
------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico Highway & Transportation Authority,
                  Series K                                                      5.000   07/01/2030       2,023,600
------------------------------------------------------------------------------------------------------------------
      5,000,000   Puerto Rico Highway & Transportation Authority,
                  Series K                                                      5.000   07/01/2035       5,048,150
------------------------------------------------------------------------------------------------------------------
      6,055,000   Puerto Rico ITEMECF (Cogeneration Facilities)                 6.625   06/01/2026       6,590,323
------------------------------------------------------------------------------------------------------------------
      2,665,000   Puerto Rico ITEMECF (Mennonite General Hospital)              6.500   07/01/2012       2,678,112
------------------------------------------------------------------------------------------------------------------
      6,900,000   Puerto Rico Municipal Finance Agency, Series A                5.250   08/01/2023       7,178,484
------------------------------------------------------------------------------------------------------------------
      1,500,000   Puerto Rico Municipal Finance Agency, Series A                5.250   08/01/2025       1,557,195


                   38 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                              VALUE
         AMOUNT                                                                COUPON     MATURITY      SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$    29,415,000   Puerto Rico Port Authority (American Airlines),
                  Series A 1                                                    6.250%  06/01/2026  $   29,180,857
------------------------------------------------------------------------------------------------------------------
     20,000,000   Puerto Rico Public Buildings Authority                        5.250   07/01/2033      20,686,000
------------------------------------------------------------------------------------------------------------------
     27,000,000   V.I. Public Finance Authority (Hovensa Coker)                 6.500   07/01/2021      30,290,760
------------------------------------------------------------------------------------------------------------------
      4,515,000   V.I. Public Finance Authority, Series A                       6.375   10/01/2019       4,929,883
------------------------------------------------------------------------------------------------------------------
      5,150,000   V.I. Public Finance Authority, Series E                       6.000   10/01/2022       5,365,552
                                                                                                    --------------
                                                                                                       138,235,419
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,666,504,598)--113.8%                                            1,718,653,091
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(13.8)                                                         (208,671,399)
                                                                                                    --------------

NET ASSETS--100.0%                                                                                  $1,509,981,692
                                                                                                    ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $19,456,640, which represents 1.29% of the Fund's net assets. See Note 5 of accompanying Notes.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents the current interest rate for a variable or increasing rate security.

8. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

9. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

10. Security has been restated. See Note 9 of accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ABAG           Assoc. of Bay Area Governments
CDA            Communities Devel. Authority
CHCC           Community Hospitals of Central California
COP            Certificates of Participation
DRIVERS        Derivative Inverse Tax Exempt Receipts
FCHMC          Fresno Community Hospital & Medical Center
GO             General Obligation
HBFA           Housing Bank and Finance Agency
HFA            Housing Finance Agency
HFC            Housing Finance Corp.
IDA            Industrial Devel. Agency
INFLOS         Inverse Floating Rate Securities
ITEMECF        Industrial, Tourist, Educational, Medical and Environmental
               Community Facilities
M-S-R          Modesto Irrigation District of the City of Santa Clara and the
               City of Redding
PARS           Periodic Auction Reset Securities
RIBS           Residual Interest Bonds
RITES          Residual Interest Tax Exempt Security
ROLs           Residual Option Longs
SHF            Sierra Hospital Foundation
TASC           Tobacco Settlement Asset-Backed Bonds
V.I.           United States Virgin Islands


                   39 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS  July 31, 2006
--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                             VALUE 1         PERCENT 1
--------------------------------------------------------------------------------
Tobacco Settlement Payments                  $   393,979,794              22.9%
Special Tax                                      354,060,224              20.6
Special Assessment                               178,341,460              10.4
General Obligation                               166,869,061               9.7
Marine/Aviation Facilities                       132,773,180               7.7
Hospital/Health Care                              67,907,698               3.9
Multifamily Housing                               64,560,703               3.8
Municipal Leases                                  58,382,769               3.4
Water Utilities                                   44,066,567               2.6
Single Family Housing                             33,354,372               1.9
Resource Recovery                                 32,901,938               1.9
Education                                         32,400,781               1.9
Pollution Control                                 30,721,252               1.8
Airlines                                          29,203,857               1.7
Higher Education                                  24,756,154               1.4
Gas Utilities                                     13,145,335               0.8
Electric Utilities                                12,115,852               0.7
Hotels, Restaurants & Leisure                     10,698,856               0.6
Sales Tax Revenue                                 10,310,728               0.6
Adult Living Facilities                            9,980,001               0.6
Highways/Railways                                  9,673,801               0.6
Sewer Utilities                                    5,352,534               0.3
Parking Fee Revenue                                2,595,478               0.2
Not-for-Profit Organization                          470,906               0.0
Manufacturing, Durable Goods                          29,790               0.0
                                             ----------------------------------
Total                                        $ 1,718,653,091             100.0%
                                             ==================================

1.    Restated. See Note 9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   40 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,666,504,598)--see accompanying statement of investments         $ 1,718,653,091
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                   846,810
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                            19,269,151
Investments sold                                                                                    15,007,991
Shares of beneficial interest sold                                                                  13,916,388
Other                                                                                                   29,450
                                                                                               ----------------
Total assets                                                                                     1,767,722,881

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)                                     206,380,000
Investments purchased on a when-issued basis or forward commitment                                  27,803,819
Payable on borrowings (See Note 6)                                                                  20,300,000
Shares of beneficial interest redeemed                                                               1,334,291
Dividends                                                                                            1,325,229
Distribution and service plan fees                                                                     300,289
Trustees' compensation                                                                                 127,901
Transfer and shareholder servicing agent fees                                                           41,160
Shareholder communications                                                                              38,536
Interest expense                                                                                        31,962
Other                                                                                                   58,002
                                                                                               ----------------
Total liabilities                                                                                  257,741,189

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $ 1,509,981,692
                                                                                               ----------------

---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                     $       132,072
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       1,460,552,295
---------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                      107,941
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                        (2,959,109)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                          52,148,493
                                                                                               ----------------
NET ASSETS                                                                                     $ 1,509,981,692
                                                                                               ================


                   41 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,213,318,778 and
106,095,276 shares of beneficial interest outstanding)                                               $   11.44
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)      $   12.01
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $64,421,335 and 5,628,906 shares of beneficial
interest outstanding)                                                                                $   11.44
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $232,241,579 and 20,347,769 shares of
beneficial interest outstanding)                                                                     $   11.41

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   42 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
(As restated, see Note 9)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Interest                                                                                       $    70,004,847
---------------------------------------------------------------------------------------------------------------
Other income                                                                                             1,431
                                                                                               ----------------
Total investment income                                                                             70,006,278

---------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------
Management fees                                                                                      5,242,692
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                              2,183,937
Class B                                                                                                616,055
Class C                                                                                              1,489,740
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                283,858
Class B                                                                                                 34,441
Class C                                                                                                 63,505
---------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                 60,291
Class B                                                                                                  7,136
Class C                                                                                                 13,752
---------------------------------------------------------------------------------------------------------------
Interest expense and fees on short-term floating rate notes issued (See Note 1)                      5,840,570
---------------------------------------------------------------------------------------------------------------
Interest expense on borrowings                                                                       1,582,006
---------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                  41,247
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                129
---------------------------------------------------------------------------------------------------------------
Other                                                                                                  227,868
                                                                                               ----------------
Total expenses                                                                                      17,687,227

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               52,319,051

---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                       639,056
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                (1,677,737)

---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $    51,280,370
                                                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   43 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
(As restated, see Note 9)
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                    2006               2005
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                        $   52,319,051    $    31,792,690
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            639,056          1,456,248
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            (1,677,737)        61,321,844
                                                                             ----------------------------------
Net increase in net assets resulting from operations                             51,280,370         94,570,782

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                         (47,693,962)       (26,908,765)
Class B                                                                          (2,801,541)        (3,003,604)
Class C                                                                          (6,728,044)        (2,082,510)

---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                         596,412,265        168,989,275
Class B                                                                           5,353,808        (13,357,770)
Class C                                                                         153,276,896         44,091,249

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                  749,099,792        262,298,657
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                             760,881,900        498,583,243
                                                                             ----------------------------------

End of period (including accumulated net investment income of
$107,941 and $5,012,437, respectively)                                       $1,509,981,692    $   760,881,900
                                                                             ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   44 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     $    51,280,370
---------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                                               (1,093,651,679)
Proceeds from disposition of investment securities                                                 493,799,411
Short-term investment securities, net                                                             (129,809,633)
Premium amortization                                                                                 2,949,345
Discount accretion                                                                                  (3,268,754)
Net realized gain on investments                                                                      (639,056)
Net change in unrealized appreciation on investments                                                 1,677,737
Increase in interest receivable                                                                     (7,386,767)
Increase in receivable for securities sold                                                          (9,202,991)
Increase in other assets                                                                                (8,082)
Decrease in payable for securities purchased                                                       (45,972,942)
Increase in payable for accrued expenses                                                               141,692
                                                                                               ----------------
Net cash used in operating activities                                                             (740,091,349)

---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
---------------------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                                       704,800,000
Payments on bank borrowing                                                                        (752,100,000)
Proceeds from short-term floating rate notes issued                                                 91,310,000
Proceeds from shares sold                                                                          894,930,571
Payment on shares redeemed                                                                        (174,515,421)
Cash distributions paid                                                                            (24,266,875)
                                                                                               ----------------
Net cash provided by financing activities                                                          740,158,275
---------------------------------------------------------------------------------------------------------------
Net increase in cash                                                                                    66,926
---------------------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                                779,884
                                                                                               ----------------
Cash, ending balance                                                                           $       846,810
                                                                                               ================

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $32,221,130

Cash paid for interest on bank borrowings--$1,627,586

Cash paid for interest on short-term floating rate notes issued--$5,840,570.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   45 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED JULY 31,                        2006            2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.52      $    10.31      $    9.97      $   10.60     $   10.49
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .55 1           .62 1          .68            .63           .53
Net realized and unrealized gain (loss)                (.02)           1.21            .27           (.66)          .10
                                                 -------------------------------------------------------------------------
Total from investment operations                        .53            1.83            .95           (.03)          .63
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.61)           (.62)          (.61)          (.60)         (.52)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    11.44      $    11.52      $   10.31      $    9.97     $   10.60
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.74%          18.20%          9.54%         (0.57)%        6.20%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $1,213,319      $  621,736      $ 401,491      $ 385,141     $ 409,689
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  901,717      $  477,934      $ 400,452      $ 410,237     $ 398,651
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.85%           5.59%          6.52%          5.88%         5.09%
Expenses excluding interest and fees
on short-term floating rate notes issued               0.92%           0.92%          1.00%          0.96%         0.86%
Interest and fees on short-term
floating rate notes issued 4                           0.52%           0.34%          0.20%          0.17%         0.07%
                                                 -------------------------------------------------------------------------
Total expenses                                         1.44%           1.26%          1.20%          1.13%         0.93% 5
Expenses after payments and waivers and
reduction to custodian expenses                        1.44%           1.26%          1.17%          1.13%         0.93%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  43%              4%            27%            50%           27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompany Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   46 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS B     YEAR ENDED JULY 31,                        2006            2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.53      $    10.31      $    9.97      $   10.61     $   10.50
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .47 1           .54 1          .64            .55           .45
Net realized and unrealized gain (loss)                (.04)           1.22            .22           (.68)          .10
                                                 -------------------------------------------------------------------------
Total from investment operations                        .43            1.76            .86           (.13)          .55
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.52)           (.54)          (.52)          (.51)         (.44)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    11.44      $    11.53      $   10.31      $    9.97     $   10.61
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     3.83%          17.40%          8.70%         (1.42)%        5.39%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   64,421      $   59,530      $  65,991      $ 101,079     $ 128,857
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   61,780      $   61,244      $  84,482      $ 118,611     $ 132,685
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.11%           4.90%          5.76%          5.09%         4.32%
Expenses excluding interest and fees
on short-term floating rate notes issued               1.71%           1.69%          1.77%          1.73%         1.62%
Interest and fees on short-term
floating rate notes issued 4                           0.52%           0.34%          0.20%          0.17%         0.07%
                                                 -------------------------------------------------------------------------
Total expenses                                         2.23%           2.03%          1.97%          1.90%         1.69% 5
Expenses after payments and waivers and
reduction to custodian expenses                        2.23%           2.03%          1.94%          1.90%         1.69%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  43%              4%            27%            50%           27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompany Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   47 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED JULY 31,                        2006            2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.50      $    10.29     $     9.95      $   10.58     $   10.48
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .46 1           .52 1          .60            .54           .46
Net realized and unrealized gain (loss)                (.03)           1.23            .26           (.66)          .08
                                                 -------------------------------------------------------------------------
Total from investment operations                        .43            1.75            .86           (.12)          .54
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.52)           (.54)          (.52)          (.51)         (.44)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    11.41      $    11.50     $    10.29      $    9.95     $   10.58
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     3.85%          17.33%          8.71%         (1.33)%        5.31%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  232,242      $   79,616     $   31,102      $  27,898     $  24,936
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  149,437      $   43,444     $   30,371      $  27,011     $  21,775
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.05%           4.73%          5.74%          5.12%         4.33%
Expenses excluding interest and fees
on short-term floating rate notes issued               1.68%           1.69%          1.78%          1.73%         1.62%
Interest and fees on short-term
floating rate notes issued 4                           0.52%           0.34%          0.20%          0.17%         0.07%
                                                 -------------------------------------------------------------------------
Total expenses                                         2.20%           2.03%          1.98%          1.90%         1.69% 5
Expenses after payments and waivers and
reduction to custodian expenses                        2.20%           2.03%          1.95%          1.90%         1.69%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  43%              4%            27%            50%           27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompany Notes.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   48 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose


                   49 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $121,996,290 as of July 31, 2006, which represents 6.90% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations. At July 31, 2006 municipal bond holdings with a value of $310,483,758 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $206,380,000 in short-term floating rate notes issued and outstanding at that date. See Note 9.


                   50 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

At July 31, 2006 the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                                                             VALUE AS OF
AMOUNT         INVERSE FLOATER 1                               COUPON 2  MATURITY   JULY 31, 2006
--------------------------------------------------------------------------------------------------
$ 12,490,000   CA GO RITES                                      5.380%     6/1/31   $  13,034,064
  10,850,000   CA GO DRIVERS                                    6.051      8/1/13      11,267,508
   5,425,000   CA GO ROLs                                       8.440      6/1/31       6,087,067
   4,560,000   CA GO ROLs                                       6.070      2/1/33       4,713,444
   9,250,000   CA Golden State Tobacco
               Securitization Corp. ROLs                        8.440      6/1/35      10,352,785
   2,375,000   Los Angeles Dept. of Water
               & Power RITES                                    6.432      7/1/24       2,504,390
   4,400,000   Los Angeles Harbor Dept. ROLs                    8.534      8/1/25       4,920,872
   4,625,000   Los Angeles Harbor Dept. ROLs                    8.537      8/1/26       5,121,170
   2,500,000   Los Angeles Unified School District ROLs         7.506      7/1/15       2,852,475
   2,500,000   Los Angeles Unified School District ROLs         7.506      7/1/16       2,852,475
   1,500,000   Los Angeles Unified School District ROLs         7.506      7/1/17       1,711,485
   4,550,000   M-S-R Public Power Agency (San Juan) ROLs        5.363      7/1/17       4,563,468
   3,250,000   Merced Irrigation District ROLs                  9.642      9/1/36       3,984,825
   2,660,000   Port of Oakland RITES                            7.897     11/1/25       3,012,610
   2,500,000   Port of Oakland RITES                            6.989     11/1/15       2,777,500
   2,500,000   Port of Oakland RITES                            7.239     11/1/17       2,809,700
   5,025,000   Port of Oakland RITES                            6.397     11/1/32       5,267,607
   2,430,000   Port of Oakland RITES                            6.397     11/1/22       2,678,249
   3,145,000   Sacremento Hsg. Authority ROLs                   8.538      6/1/37       3,335,587
   1,880,000   San Diego Unitifed School District GO RITES      6.432      7/1/27       2,323,267
   2,445,000   San Diego Unitifed School District GO RITES      7.436      7/1/23       3,297,718
   2,645,000   Westlands Water District RITES                   6.554      9/1/35       2,900,454
   1,570,000   Westlands Water District RITES                   6.554      9/1/30       1,735,038
                                                                                    -------------
                                                                                    $ 104,103,758
                                                                                    =============

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 39 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater."

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $27,803,819 of securities issued on a when-issued basis or forward commitment.


                   51 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $23,000, representing less than 0.01% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED               ACCUMULATED      OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                      LOSS     FOR FEDERAL INCOME
INCOME                    GAIN      CARRYFORWARD 1,2,3,4           TAX PURPOSES
--------------------------------------------------------------------------------
$ 1,558,904               $ --               $ 3,201,257           $ 52,390,641

1. As of July 31, 2006, the Fund had $789,546 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforward were as follows:

                 EXPIRING
                 -------------------------------
                 2009                  $ 789,546

2. As of July 31, 2006, the Fund had $2,411,711 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund utilized $2,383,733 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended July 31, 2005, the Fund utilized $1,502,286 of capital loss carryforward to offset capital gains realized in that fiscal year.


                   52 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                          YEAR ENDED      YEAR ENDED
                                       JULY 31, 2006   JULY 31, 2005
       -------------------------------------------------------------
       Distributions paid from:
       Exempt-interest dividends       $  57,223,547   $  31,994,879

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities         $1,459,882,450
                                              ==============
       Gross unrealized appreciation          $   56,826,172
       Gross unrealized depreciation              (4,435,531)
                                              --------------
       Net unrealized appreciation            $   52,390,641
                                              ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $18,222 and payments of $8,353 were made to retired trustees, resulting in an accumulated liability of $101,005 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                   53 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   54 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED JULY 31, 2006     YEAR ENDED JULY 31, 2005
                                SHARES          AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------
CLASS A
Sold                        61,470,593   $ 702,679,345   19,938,576   $ 223,516,947
Dividends and/or
distributions reinvested     2,356,584      26,919,076    1,431,372      15,844,672
Redeemed                   (11,682,307)   (133,186,156)  (6,371,483)    (70,372,344)
                           ---------------------------------------------------------
Net increase                52,144,870   $ 596,412,265   14,998,465   $ 168,989,275
                           =========================================================

------------------------------------------------------------------------------------
CLASS B
Sold                         1,827,466   $  20,914,336    1,070,121   $  11,925,943
Dividends and/or
distributions reinvested       146,686       1,677,801      164,749       1,816,688
Redeemed                    (1,507,341)    (17,238,329)  (2,471,135)    (27,100,401)
                           ---------------------------------------------------------
Net increase (decrease)        466,811   $   5,353,808   (1,236,265)  $ (13,357,770)
                           =========================================================

------------------------------------------------------------------------------------
CLASS C
Sold                        15,301,733   $ 174,645,638    4,514,407   $  50,858,939
Dividends and/or
distributions reinvested       318,044       3,624,253      106,662       1,181,896
Redeemed                    (2,193,411)    (24,992,995)    (722,327)     (7,949,586)
                           ---------------------------------------------------------
Net increase                13,426,366   $ 153,276,896    3,898,742   $  44,091,249
                           =========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                      PREVIOUSLY REPORTED              RESTATED, SEE NOTE 9
                                 PURCHASES          SALES          PURCHASES          SALES
--------------------------------------------------------------------------------------------
Investment securities       $1,100,868,578   $706,128,861     $1,093,651,679   $493,799,411

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

          FEE SCHEDULE
          ---------------------------------------------
          Up to $200 million of net assets        0.60%
          Next $100 million of net assets         0.55
          Next $200 million of net assets         0.50
          Next $250 million of net assets         0.45
          Next $250 million of net assets         0.40
          Over $1 billion of net assets           0.35


                   55 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $363,142 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $2,610,903 and $3,346,765, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                   56 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                                        CLASS A         CLASS B         CLASS C
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006        $1,327,559         $14,844        $124,510        $108,011

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily undertaken to limit its management fees not to exceed 0.55% of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely, however, it may be amended or withdrawn by the Manager at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $36,349,041 at an average daily interest rate of 4.336%. The Fund had borrowings outstanding of $20,300,000


                   57 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross loan repayments of $704,800,000 and $752,100,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $87,700,000. The Fund paid $153,837 in fees and $1,627,586 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.


                   58 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

--------------------------------------------------------------------------------
9. RESTATEMENT

Subsequent to the issuance of the July 31, 2006 financial statements, the Manager determined that transfers of certain municipal bond securities by the Fund to trusts in connection with its investment in inverse floating rate securities during the fiscal years ended July 31, 2002 through 2006, do not qualify as sales under Statement of Financial Accounting Standard No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES, and should have been accounted for as secured borrowings. Accordingly, the Fund has restated its July 31, 2006 Statement of Investments, its July 31, 2006 Statement of Assets and Liabilities, its fiscal 2006 Statement of Operations, its fiscal 2005 and fiscal 2006 Statements of Changes in Net Assets and its fiscal 2002 through fiscal 2006 Financial Highlights. In connection with the restatement, the Fund also included a Statement of Cash Flows for its fiscal year ending July 31, 2006.

      The restatement has no effect on the Fund's previously reported net assets, net asset values per share or total return.

STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 2006

                                                       PREVIOUSLY REPORTED          RESTATED
--------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                               $     1,512,273,091   $ 1,718,653,091
   Cost of investments                                       1,459,877,574     1,666,504,598*
   Total assets                                              1,561,342,881     1,767,722,881
LIABILITIES
   Payable for short-term floating rate notes issued                   N/A       206,380,000
   Total liabilities                                            51,361,189       257,741,189
NET ASSETS
   Accumulated net realized loss on investments                 (3,206,133)       (2,959,109)*
   Net unrealized appreciation on investments                   52,395,517        52,148,493*

* The restated amounts include an increase to "Accumulated net realized loss on investments", a decrease to "Cost of investments" and an increase to "Net unrealized appreciation on investments" in the amount of $424,886 related to reversals of gains previously realized in the Fund's fiscal years prior to 2005.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2006

INVESTMENT INCOME
   Interest                                            $        64,164,277   $    70,004,847
   Total investment income                                      64,165,708        70,006,278
EXPENSES
   Interest expense and fees on short-term
   floating rate notes issued                                          N/A         5,840,570
   Total expenses                                               11,846,657        17,687,227
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on investments                         (32,854)          639,056
   Net change in unrealized appreciation on
   investments                                                  (1,005,827)       (1,677,737)


                   59 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
(As restated, see Note 9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. RESTATEMENT Continued

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDING JULY 31, 2006 AND 2005

OPERATIONS 2006                                        PREVIOUSLY REPORTED          RESTATED
---------------------------------------------------------------------------------------------
   Net realized gain (loss)                            $           (32,854)  $       639,056
   Net change in unrealized appreciation                        (1,005,827)       (1,677,737)

OPERATIONS 2005                                        PREVIOUSLY REPORTED          RESTATED
---------------------------------------------------------------------------------------------
   Net realized gain (loss)                            $         1,502,281   $     1,456,248
   Net change in unrealized appreciation                        61,275,811        61,321,844

FINANCIAL HIGHLIGHTS FOR THE YEARS ENDING JULY 31, 2006, 2005, 2004, 2003 AND
2002

RATIOS TO AVERAGE    INTEREST AND                  EXPENSES AFTER
NET ASSETS:               FEES ON                    PAYMENTS AND
                       SHORT-TERM                     WAIVERS AND   PORTFOLIO
                    FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
                     NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
------------------------------------------------------------------------------
CLASS A
2006 Previously
     Reported                 N/A       0.92%                0.92%         78%
2006 Restated                0.52%      1.44%                1.44%         43%
2005 Previously
     Reported                 N/A       0.92%                0.92%         15%
2005 Restated                0.34%      1.26%                1.26%          4%
2004 Previously
     Reported                 N/A       1.00%                0.97%         26%
2004 Restated                0.20%      1.20%                1.17%         27%
2003 Previously
     Reported                 N/A       0.96%                0.96%         63%
2003 Restated                0.17%      1.13%                1.13%         50%
2002 Previously
     Reported                 N/A       0.86%                0.86%         27%
2002 Restated                0.07%      0.93%                0.93%         27%
------------------------------------------------------------------------------

CLASS B
2006 Previously
     Reported                 N/A       1.71%                1.71%         78%
2006 Restated                0.52%      2.23%                2.23%         43%
2005 Previously
     Reported                 N/A       1.69%                1.69%         15%
2005 Restated                0.34%      2.03%                2.03%          4%
2004 Previously
     Reported                 N/A       1.77%                1.74%         26%
2004 Restated                0.20%      1.97%                1.94%         27%
2003 Previously
     Reported                 N/A       1.73%                1.73%         63%
2003 Restated                0.17%      1.90%                1.90%         50%
2002 Previously
     Reported                 N/A       1.62%                1.62%         27%
2002 Restated                0.07%      1.69%                1.69%         27%


                   60 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

RATIOS TO AVERAGE    INTEREST AND                  EXPENSES AFTER
NET ASSETS:               FEES ON                    PAYMENTS AND
                       SHORT-TERM                     WAIVERS AND   PORTFOLIO
                    FLOATING RATE      TOTAL         REDUCTION TO    TURNOVER
                     NOTES ISSUED   EXPENSES   CUSTODIAN EXPENSES        RATE
------------------------------------------------------------------------------
CLASS C
2006 Previously
     Reported                 N/A       1.68%                1.68%         78%
2006 Restated                0.52%      2.20%                2.20%         43%
2005 Previously
     Reported                 N/A       1.69%                1.69%         15%
2005 Restated                0.34%      2.03%                2.03%          4%
2004 Previously
     Reported                 N/A       1.78%                1.75%         26%
2004 Restated                0.20%      1.98%                1.95%         27%
2003 Previously
     Reported                 N/A       1.73%                1.73%         63%
2003 Restated                0.17%      1.90%                1.90%         50%
2002 Previously
     Reported                 N/A       1.62%                1.62%         27%
2002 Restated                0.07%      1.69%                1.69%         27%

While the Statements of Assets and Liabilities as of July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments at value and to add a liability for short-term floating rate notes issued by corresponding amounts at each year end, with no resulting effect on previously reported Fund net assets or performance. While the Statements of Operations for the years ended July 31, 2005, 2004, 2003 and 2002 (not included herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, with no effect on the previously reported net increase in net assets resulting from operations.


                   61 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed in Note 9, the Fund has restated its financial statements and financial highlights as of and for the year ended July 31, 2006.

KPMG LLP

Denver, Colorado
September 14, 2006 (Except for Notes 3 and 9, for which the date is February 20,
2007)


                   62 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   63 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   64 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE        TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
                                    CURRENTLY OVERSEEN
INDEPENDENT                         THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                            CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR
                                    UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                 Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board               Attorney at Hogan & Hartson (law firm) (since June 1993); Director of Covanta
of Trustees (since 2003),           Holding Corp. (waste-to-energy company) (since 2002); Director of Weyerhaeuser
Trustee (since 1993)                Corp. (1999-April 2004); Director of Caterpillar, Inc. (1993-December 2002);
Age: 75                             Director of ConAgra Foods (1993-2001); Director of Texas Instruments
                                    (1993-2001); Director of FMC Corporation (1993-2001). Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                    Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)                (since 2005); Director of ICI Education Foundation (education foundation)
Age: 65                             (since October 1991); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company
                                    (insurance company) (October 1991-June 2004). Oversees 43 portfolios in the
                                    OppenheimerFunds complex.

ROBERT G. GALLI,                    A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in the
Trustee (since 1993)                OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,               Distinguished Presidential Fellow for International Affairs (since 2002) and
Trustee (since 1999)                Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 67                             Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon
                                    Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy
                                    (since 1983); Foreign Associate of Third World Academy of Sciences; Director of
                                    the Institute for Advanced Study (1991-2004); Director of Bankers Trust New
                                    York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees
                                    43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                     Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)                1998); and Senior Vice President and General Auditor of American Express
Age: 63                             Company (financial services company) (July 1998-February 2003). Oversees 43 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                     Director of Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2002)                (since 2002); Managing Director of Carmona Motley, Inc. (privately-held
Age: 54                             financial adviser) (since January 2002); Managing Director of Carmona Motley
                                    Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001);
                                    Member of the Finance and Budget Committee of the Council on Foreign Relations,
                                    the Investment Committee of the Episcopal Church of America, the Investment
                                    Committee and Board of Human Rights Watch and the Investment Committee of
                                    Historic Hudson Valley. Oversees 43 portfolios in the OppenheimerFunds complex.


                   65 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                 Director of Dominion Resources, Inc. (electric utility holding company)
Trustee (since 1998)                (February 1972-October 2005); Former Director of Prime Retail, Inc. (real
Age: 79                             estate investment trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American Motorists Insurance
                                    Company and American Manufacturers Mutual Insurance Company; Former President
                                    and Chief Executive Officer of The Conference Board, Inc. (international economic and business research). Oversees 43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,           Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)                consulting and executive recruiting) (since 1993); Life Trustee of
Age: 74                             International House (non-profit educational organization); Founder, Chairman and Chief Executive Officer of Russell Reynolds Associates, Inc. (1969-1993);
                                    Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic Air Command, U.S.
                                    Air Force (1954-1958). Oversees 43 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                   Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)                Cathco (since 1996); Director of Lakes Environmental Association (since 1996);
Age: 65                             Member of the Investment Committee of the Associated Jewish Charities of
                                    Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December
                                    2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                      President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)                company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona
Age: 58                             Company, Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc Company, Inc. (talc mining) (since 1999); Managing Member of
                                    Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and
                                    Director of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                    General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)                Director of Special Value Opportunities Fund, LLC (registered investment
Age: 63                             company) (since September 2004); Member of Zurich Financial Investment Advisory
                                    Board (insurance) (since October 2004); Board of Governing Trustees of The
                                    Jackson Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special
                                    Limited Partner of Odyssey Investment Partners, LLC (private equity investment)
                                    (January 1999-September 2004); Trustee of Research Foundation of AIMR
                                    (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics
                                    Institute of Bard College (August 1990-September 2001) (economics research);
                                    Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 53 portfolios in the OppenheimerFunds complex.



                   66 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                  THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                         11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR
                                    AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND
                                    AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                    DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                    OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                     Chairman, Chief Executive Officer and Director (since June 2001) and President
President and Principal             (since September 2000) of the Manager; President and a director or trustee of
Executive Officer (since 2001)      other Oppenheimer funds; President and Director of Oppenheimer Acquisition
and Trustee (since 2002)            Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer
Age: 57                             Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
                                    July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                    Manager) (since November 2001); Chairman and Director of Shareholder Services,
                                    Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds
                                    Legacy Program (charitable trust program established by the Manager) (since
                                    July 2001); Director of the following investment advisory subsidiaries of the
                                    Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                    Corporation, Trinity Investment Management Corporation and Tremont Capital
                                    Management, Inc. (since November 2001), HarbourView Asset Management
                                    Corporation and OFI Private Investments, Inc. (since July 2001); President
                                    (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real
                                    Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life
                                    Insurance Company (OAC's parent company) (since February 1997); Director of DLB
                                    Acquisition Corporation (holding company parent of Babson Capital Management
                                    LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                    Governors (since October 3, 2003); Chief Operating Officer of the Manager
                                    (September 2000-June 2001); President and Trustee of MML Series Investment Fund
                                    and MassMutual Select Funds (open-end investment companies) (November
                                    1999-November 2001); Director of C.M. Life Insurance Company (September
                                    1999-August 2000); President, Chief Executive Officer and Director of MML Bay
                                    State Life Insurance Company (September 1999-August 2000); Director of Emerald
                                    Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle
                                    Bancorp) (June 1989-June 1998). Oversees 91 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MR. ZACK,
THE FUND                            TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008,
                                    FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                    80112-3924 AND FOR MESSRS. FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN
                                    OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL
                                    HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                 Senior Vice President of the Manager since January 1996; Chairman of the
Vice President (since 2002)         Rochester Division of the Manager since January 1996; an officer of 14
Age: 57                             portfolios in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                 Vice President of the Manager since April 2001. An officer of 14 portfolios in
Vice President and Portfolio        the OppenheimerFunds complex.
Manager (since 2005)
Age: 42


                   67 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

SCOTT S. COTTIER,                   Vice President of the Manager since 2002; portfolio manager and trader at
Vice President and Portfolio        Victory Capital Management (1999-2002); an officer of 14 portfolios in the
Manager (since 2005)                OppenheimerFunds complex.
Age: 34

TROY E. WILLIS,                     Assistant Vice President of the Manager since 2005; Associate Portfolio Manager
Vice President and Portfolio        of the Manager since 2003; corporate attorney for Southern Resource Group
Manager (since 2005)                (1999-2003). An officer of 14 portfolios in the OppenheimerFunds complex.
Age: 33

MARK S. VANDEHEY,                   Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief            2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                  Management Corporation and Shareholder Services, Inc. (since June 1983). Former
(since 2004)                        Vice President and Director of Internal Audit of the Manager (1997-February
Age: 56                             2004). An officer of 91 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                    Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal             Treasurer of the following: HarbourView Asset Management Corporation,
Financial and Accounting            Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Officer (since 1999)                Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc.
Age: 46                             (since March 1999), OFI Private Investments, Inc. (since March 2000),
                                    OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc
                                    (since May 2000), OFI Institutional Asset Management, Inc. (since November
                                    2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                    Officer of OFI Trust Company (trust company subsidiary of the Manager) (since
                                    May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                    Centennial Asset Management Corporation (March 1999-October 2003) and
                                    OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                    Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                    1995-March 1999). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                     Executive Vice President (since January 2004) and General Counsel (since March
Secretary (since 2001)              2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                             December 2001); General Counsel of Centennial Asset Management Corporation
                                    (since December 2001); Senior Vice President and General Counsel of HarbourView
                                    Asset Management Corporation (since December 2001); Secretary and General
                                    Counsel of OAC (since November 2001); Assistant Secretary (since September
                                    1997) and Director (since November 2001) of OppenheimerFunds International Ltd.
                                    and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                    Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real
                                    Asset Management, Inc. (since November 2001); Senior Vice President, General
                                    Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                    Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since
                                    November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                    2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                    Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia)
                                    Limited (since December 2003); Senior Vice President (May 1985-December 2003),
                                    Acting General Counsel (November 2001-February 2002) and Associate General
                                    Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                    following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                    Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                    International Ltd. (September 1997-November 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   68 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,000 in fiscal 2006 and $20,000 in fiscal 2005.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  internal control reviews.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparing form 5500

 (d)     All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $681 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f) Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $88,296 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)
         No such services were rendered.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of February 8, 2007, which is a date within 90 days of the filing date of this amended report on Form N-CSR/A, that, as of said date, the design and operation of such controls and procedures are effective to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

Subsequent to the issuance of the registrant's financial statements for its fiscal year ended July 31, 2006 and to their evaluation of the registrant's disclosure controls and procedures as of October 31, 2006 in connection with the certifications in registrant's Form N-Q for the period ended October 31, 2006, and prior to the evaluation of its internal controls in connection with the certifications in this report, the registrant's management became aware that other investment companies (not affiliated with the registrant) that invested in certain municipal securities referred to as "inverse floaters" and that had transferred certain municipal bonds to special purpose trusts for the purpose of investing in such inverse floaters, accounting for such transfers as "sales" in accordance with common practice in the mutual fund industry, had restated their financial statements to apply the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," ("FAS 140") to the transfers of such municipal bonds in connection with their investments in inverse floaters, in response to comments by their independent public accountants about the sale accounting treatment that had previously been applied by such investment companies to such transfers. As of and prior to July 31, 2006, the registrant's fiscal year end, the registrant had likewise accounted for such transfers as "sales." Registrant's management notes that other investment companies that invested in similar securities over the same time periods had been accounting for such transfers in a similar manner as the registrant. After a review of this treatment with the registrant's independent public accountants, registrant applied FAS 140 to such transfers and restated its financial statements for the fiscal year ended July 31, 2006.

Since October 31, 2006, and prior to the registrant's restatement of its financial statements for the fiscal year ended July 31, 2006, and prior to the evaluation by registrant's officers of the design and operation of the registrant's disclosure controls and procedures as of February 8, 2007, the operation of registrant's disclosure controls and procedures and its controls and procedures over financial reporting was modified to enhance the review and analysis of the relevant terms and conditions for transfers of securities in connection with inverse floating rate obligations.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, including changes in accounting principles or the interpretations thereof, or that the degree of compliance with the policies or procedures may deteriorate over time.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned duties, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The registrant's independent public accountants have advised the registrant that its policies and procedures related to the review and analysis of the relevant terms and conditions of certain transfers of securities were not effective in appropriately determining whether the transfers qualified for sale accounting under the provisions of FAS 140. The control deficiency was described by the independent auditors as a material weakness in internal control over financial reporting as of July 31, 2006. However, it is registrant's management view that at the time sale accounting treatment was applied to such transfers, registrant believed that treatment was correct and in accordance with accounting practices followed in the mutual fund industry with respect to such transfers, as reported upon in such funds' audited financial statements. Registrant's management also noted that the restatement of the registrant's financial statements did not impact the net asset values of the registrant's shares or the registrant's total returns for any period.

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this restated report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the registrant revised and enhanced controls over the application of Statement of Financial Accounting Standards No. 140.

ITEM 12.  EXHIBITS.

(a)    (1) Exhibit attached hereto.

       (2) Exhibits attached hereto.

       (3) Not applicable.

(b) Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer California Municipal Fund

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/23/2007

By: /S/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/23/2007